Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

INTERNATIONAL

Annual Report 2002
--------------------------------------------------------------------------------
DELAWARE INTERNATIONAL VALUE EQUITY FUND

DELAWARE EMERGING MARKETS FUND

DELAWARE INTERNATIONAL SMALL CAP VALUE FUND




[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS


Letter to Shareholders                   1

Portfolio Management Reviews

  Delaware International
  Value Equity Fund                      3

  Delaware Emerging
  Markets Fund                           5

  Delaware International
  Small Cap Value Fund                   8

New at Delaware                          9

Performance Summaries

  Delaware International
  Value Equity Fund                     10

  Delaware Emerging
  Markets Fund                          12

  Delaware International
  Small Cap Value Fund                  14

Financial Statements:

  Statements of Net Assets              16

  Statements of Operations              22

  Statements of Changes
    in Net Assets                       23

  Financial Highlights                  26

  Notes to Financial
    Statements                          37

Report of Independent
  Auditors                              45

Board of Trustees/Officers              46


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware International Advisers Ltd., which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Delaware Investments
  POWERED BY RESEARCH


At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                              Delaware International Funds
  TO SHAREHOLDERS                                   December 10, 2002



Recap of Events
The fiscal year ended November 30, 2002 will likely be remembered for the turbulence felt in the stock market and the relative strength experienced in the bond market. The cause for such divergent performance in these two major asset classes was linked largely to the status of the economy.

Specifically, it was the generally slower-than-expected turnabout of global economies that caused investors to question the prospect for holding equities in light of perceived weakness in future corporate profitability. As a result, stocks moved lower through much of the period covered within the reporting period for your Funds.

Fortunately for stock investors, the fiscal year ended on a positive note. Attractive stock valuations no doubt contributed to the upturn in performance, and gradually improving earnings prospects in many of the world's key economies encouraged investors as well. Given the talk of a possible slip back into recession in the U.S., the prospects for continued economic renewal were well received and investors accordingly moved assets back into stocks during October and November.

Conversely, the bond market moved gradually higher during the Funds' fiscal year, owing to a steady decline in interest rates. These lower rates have been made possible by low levels of inflation within the economy.

Delaware Investments International Funds
Delaware Investments International Funds posted relatively strong performances relative to both their benchmark indexes and peer fund groups. Delaware International Value Equity Fund, which lost ground on an absolute basis, nonetheless provided its investors with a substantial degree of downside market protection. The Funds -7.55% (Class A shares at net asset value with distributions reinvested) return for the fiscal year ended November 30, 2002 was better for the period than its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, which lost -12.21%, and its peers, as measured by the Lipper International Equity Funds Average, which dropped -12.35%.

The +6.62% (Class A shares at net asset value with distributions reinvested) return of Delaware Emerging Markets Fund outsized the performance of both its benchmark and peers, with the MSCI Emerging Markets Free Index up +4.95% and the Lipper Emerging Markets Funds Average up +3.58% for the fiscal year ended November 30, 2002.

For its fiscal year, Delaware International Small Cap Value Fund was down -13.23% (Class A shares at net asset value with distributions reinvested). Its benchmarks, the MSCI EAFE and Salomon Smith Barney (SSB) World ex. U.S. Extended Market Indexes, were down -12.21% and -5.82%, respectively, for the period. The Fund's peer group, the Lipper International Small Cap Class Funds Average, declined -12.93% for the period.

Total Returns
For the period ended November 30, 2002                                                     One Year
---------------------------------------------------------------------------------------------------
Delaware International Value Equity Fund -- Class A Shares                                   -7.55%
---------------------------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index      -12.21%
Lipper International Equity Funds Average (716 funds)                                       -12.35%
---------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund-- Class A Shares                                              +6.62%
---------------------------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index                +4.95%
Lipper Emerging Markets Funds Average (173 funds)                                            +3.58%
---------------------------------------------------------------------------------------------------
Delaware International Small Cap Value Fund - Class A Shares                                -13.23%
---------------------------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index      -12.21%
Salomon Smith Barney (SSB) World ex. U.S. Extended Market Index                              -5.82%
Lipper International Small Cap Class Funds Average (47 funds)                               -12.93%
---------------------------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the MSCI EAFE, MSCI EMF, and SSB World ex. U.S. Extended Market Index can be found on pages 10 through 15. The Lipper categories represent the average return of peer groups of global and international mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Foreign investments are subject to risks not ordinarily associated with domestic investments (e.g., currency, economic and political risks).

Market Outlook
Given the gradual upturn in global economies, we believe international stock investors should generally benefit in 2003, though the potential for capital appreciation is hardly like the bullish days of the run up in equity prices experienced during the latter half of the decade past.

Over time, we believe the excesses of capacity within corporations will be worked down, and given this trend, business spending may return to a position of strength in shaping the path of economies around the globe.

As a final note, we have seen market volatility pick up at a dramatic rate, especially since the mid-1990s. As such, we believe the construction of a diversified portfolio is of great importance for the individual investor in order to lessen year-to-year return fluctuations. At the same time, a varied mix of investments can keep open performance opportunities from around the globe and across different asset classes. As always, we recommend meeting from time-to-time with your investment advisor to maintain proper long-term financial goals.

Thank you for your commitment to Delaware Investments.

Sincerely,

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                               Delaware International Value Equity Fund
  MANAGEMENT REVIEW                     December 10, 2002

Fund Managers
Clive A. Gillmore
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Nigel G. May
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Emma R.E. Lewis
Senior Portfolio Manager
Delaware International Advisers Ltd.

The Fund's Results
For the 12-month period ended November 30, 2002, your fund returned -7.55% (Class A shares at net asset value with distributions reinvested). By comparison, the Fund's benchmark, the MSCI EAFE Index, declined -12.21%. The Fund also outperformed its peer group, as the Lipper International Equity Funds Average dropped -12.35% for the period.

Our value discipline focuses on identifying well-run companies with strong cashflows that are trading at attractive prices. We carry out this style of portfolio management with the use of a dividend discount model that seeks to isolate value in terms of both current and future real growth rates of a corporation's dividends. Further to our analysis, we carry out extensive worldwide fundamental research, with an emphasis on company visits being central to our research approach.

One benefit of our value style is that we have an approach that focuses on providing a rate of return that is meaningfully greater than inflation over an entire business cycle. Another benefit is that Fund performance tends to be less volatile than both the benchmark index and our peers. In a down or mildly up market, therefore, our style allows us to typically outperform our benchmark. This relationship largely exemplified the performance of the Fund over the last 12 months.

Portfolio Highlights
Your Fund's fiscal year began with prices trending slightly upwards as investors continued to commit assets to the international stock market on the belief that the global slowdown was nearing its end and that economic revival would soon follow.

By early 2002, however, investors began weighing evidence that the pace of economic recovery might be less than earlier anticipated, and in turn, a wave of selling overtook most global markets. Stocks faced added pressure from the fallout of Enron's collapse and the belief that, particularly in the U.S., some companies may have carried out questionable accounting practices and financial reporting.

In Europe, investor concerns included high levels of indebtedness among members of the telecommunications sector. These depressed share prices among many of the larger operators has undermined their ability to raise funds in order to address the problem. We have been concerned by the debt burden of European telecommunications operators for some time and the Fund remains underweighted in these companies.

In May 2002, Merrill Lynch paid a fine of $100 million, while admitting no wrongdoing, rather than facing charges threatened by New York Attorney General Eliot Spitzer. These charges specifically related to analysts' private disparagement of shares which they simultaneously published as good investments. More generally, the issue at hand is the conflict of interest that arises when analysts write research reports for investors, both retail and institutional, but are also involved in highly lucrative investment banking deals.
At Delaware International, independent research has always been the cornerstone of our decision making process. Our research is based on our own analysis and we do not use broker recommendations.

By the third quarter or 2002, the selling pressure in equities was severe. The reelection of Gerhard Schroeder as Chancellor offered no help to the German market, which fell -36% in the quarter. The U.K. economy showed greater resilience than most of its continental counterparts, yet British equities nonetheless declined -17% during the difficult third quarter.

================================================================================
DELAWARE INTERNATIONAL VALUE EQUITY FUND
PORTFOLIO CHARACTERISTICS
As of November 30, 2002
--------------------------------------------------------------------------------
Beta*                                                                      0.91
--------------------------------------------------------------------------------
Average Price-to-Earnings Ratio**                                          14.0
--------------------------------------------------------------------------------
Median Market Capitalization                                      $9.17 billion
--------------------------------------------------------------------------------
Portfolio Turnover                                                          23%
--------------------------------------------------------------------------------
 *Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the market. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call/Thomson Financial.
================================================================================

While some of the economic problems identified during 2002 continue to exist, including high levels of unemployment in the U.S. and Japan's troubled banking sector, the global economy has experienced growth and investor sentiment has made an about face. With steady yet mild growth, stocks could be expected to likewise rise, particularly given their much-reduced prices through this year's market decline. Accordingly, investors redeployed assets into equities and most nations experienced rising stock prices as the Fund's fiscal year came to a close.

For the 12-month period, stocks that performed well for your Fund included South Korean steel manufacturer POSCO, which experienced an increase in share price as a result of a steep increase in domestic and international steel prices. Sasol, a South African producer of synthetic fuels, also turned in a strong return, up +46% for the fiscal year. Sasol possesses the innovative technology to turn natural gas into fuel oil and has begun to license out that process. Amcor Limited of Australia was a good performer, with a gain of +31% on the year. A recent plus for the stock was the earnings enhancing acquisition of Germany's Schmalbach-Lubeca, which will make Amcor one of the top five packaging groups in the world, and the biggest maker of plastic bottles for water and soft drinks.

Despite outperforming its benchmark and peer group, the Fund did experience a negative absolute return. Stocks that contributed to this outcome included Bayer, which declined during the period due to investor concern regarding the company's pharmaceutical strategy. Despite its many strengths, such as superior DSL broadband access technology, the French telecommunications company Alcatel was dragged down by the capital expenditure reductions that most of its clients are implementing and negative sentiment throughout the sector. This sector weakness also caused poor performance for our position in Cable & Wireless. This stock was set back by a general downturn in fixed-line telecommunications operations and recent news that the company's significant cash stockpile may be at risk due to higher-than-expected closure costs on unprofitable business units.

Outlook
Going forward, we will continue striving for competitive long-term returns relative to our benchmark through an emphasis on quality stock selection. Given the year's turbulent market, we ask investors to share in our long-term belief that a diversified portfolio of international stocks acquired with our stringent value-approach is a meaningful way to seek attractive returns with a measure of protection from price volatility.

Furthermore, U.S. investors can seek unique opportunities presented by the overvaluation of their currency. We believe very attractive valuations are to be found internationally, especially with Australia and a number of continental European nations, markets to which we maintain overweighted positions.

Delaware International Value Equity Fund
Top 10 Country Allocation
As of November 30, 2002

                                                             Percentage
Country                                                     of Net Assets
-------------------------------------------------------------------------
1. United Kingdom                                              25.51%
-------------------------------------------------------------------------
2. Japan                                                       13.24%
-------------------------------------------------------------------------
3. Australia                                                   12.51%
-------------------------------------------------------------------------
4. France                                                       8.35%
-------------------------------------------------------------------------
5. Netherlands                                                  7.39%
-------------------------------------------------------------------------
6. Spain                                                        7.18%
-------------------------------------------------------------------------
7. Germany                                                      5.58%
-------------------------------------------------------------------------
8. Hong Kong                                                    4.13%
-------------------------------------------------------------------------
9. Italy                                                        2.46%
-------------------------------------------------------------------------
10. New Zealand                                                 2.07%
-------------------------------------------------------------------------

Portfolio                                         Delaware Emerging Markets Fund
  MANAGEMENT REVIEW                               December 10, 2002

Fund Managers
Clive A. Gillmore
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Robert Akester
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Ormala Krishnan
Portfolio Manager
Delaware International Advisers Ltd.

The Fund's Results
Your Fund returned +6.62% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended November 30, 2002. The Fund outperformed its benchmark, the MSCI Emerging Markets Free Index, which gained +4.95% for the period. The Fund also outpaced its peers, as measured by the Lipper Emerging Markets Funds Average, which returned +3.58% for the 12-month span.

For the fiscal year just ended, Delaware Emerging Markets Fund took advantage of our value style, which focuses on identifying attractive investment opportunities by using a dividend discount methodology. This approach seeks to compare the inflation-adjusted value of a stock's expected income stream with its current price level. We supplement this approach by conducting company-specific research and analysis that helps to uncover factors that may increase or decrease a stock's value.

Portfolio Highlights

In our prior annual report for the Fund, we reiterated our argument that the significant structural imbalance in the U.S. could only be adjusted through a significant slowdown in the U.S. economy and depreciation in the U.S. dollar. At that time, the recession was generally thought to be coming to a close, and the stock market was experiencing a broad-based advance.

Such warnings seem vindicated today as the expectation of a strong rebound in the economy, which helped to lift virtually all stocks higher last fall, gave way to the reality that the U.S. economy lacked the potential to rebound at a dynamic pace. The media seemed to fuel investor worries by printing stories that the U.S. economy could have fallen back into recession. Accordingly, investor bullishness gave way to selling pressures that moved equity prices steadily lower throughout much of 2002.

Emerging markets have outperformed developed markets for the last three years. This is partly due to the unwinding of excessive valuations found in developed markets in the recent past, and may have been helped further by the publicity given to accounting irregularities in the U.S. and elsewhere around the world. In our opinion, these scandals make the risk of investing in emerging markets look less different from that of developed markets. Furthermore, our attention to uncovering well-run companies with attractive prices relative to their cashflows and dividend payments helps us to generate income while we seek capital gain. We believe this approach can aid in smoothing out total return results over time.

We also believe that we separate ourselves from some of our competitors by how we evaluate risk. Whereas risk is commonly measured by how a portfolio may perform relative to its benchmark, we believe that a more important measure is the volatility of the Fund's returns. We hold that this is particularly important for this asset class, where the risk from stocks of emerging countries tends to run at a generally higher level relative to stocks of more developed nations. With that in mind, we evaluate potential market and stock returns using best- and worst-case scenarios.

================================================================================
DELAWARE EMERGING MARKETS FUND
PORTFOLIO CHARACTERISTICS
As of November 30, 2002
--------------------------------------------------------------------------------
Beta*                                                                      0.81
--------------------------------------------------------------------------------
Average Price-to-Earnings Ratio**                                           8.2
--------------------------------------------------------------------------------
Median Market Capitalization                                     $1.109 billion
--------------------------------------------------------------------------------
Portfolio Turnover                                                          33%
--------------------------------------------------------------------------------
 *Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the market. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call/Thomson Financial.
================================================================================

In our opinion, this process allows us to construct a portfolio that offers not only the prospect for, but also a greater probability of achieving an attractive return. In looking at the nations represented within the Fund, we are overweighted relative to our benchmark in stocks involving China. Exposure to this large marketplace can be carried out through various vehicles, and we have found the valuations of Hong Kong-listed Chinese companies to be appealing, despite their having the benefits of better regulation and financial reporting as compared to domestically-listed alternative securities.

We are slightly overweighted in Russia. President Putin's ability to identify and address weaknesses in the Russian economy, particularly in dealing with the issue of transparency and corporate governance, has proved to be a plus for investors.

We are overweighted in South Africa. In general, our analysis suggests that many companies in this market are exceptionally well managed. At the end of 2001, there was a huge and irrational sell-off of the South African rand. We believed such selling pressure opened attractive investment opportunities within this market, and indeed there has been a steady reversal of the currency movement throughout the course of 2002. We are also attracted to South Africa by the availability of dollar earning stocks, in that they provide an effective hedge against currency risk.

We are substantially underweighted in South Korea and Taiwan. We continue to believe that South Korea has not sufficiently dealt with the banking and balance sheet problems that led to its participation in the Asian crisis of 1997-1998. Banks have scaled back their corporate lending, but replaced it with substantial consumer debt, through excessive issuance of credit cards. Companies have reduced their debt levels, but are still heavily geared by international accounting standards. We do not view Taiwan as an attractive market, in part because the country has placed many bureaucratic hurdles before potential investors.

We are currently little more than neutral toward Brazil. We began the fiscal year with a heavily overweighted position in Brazilian stocks.We felt its companies were generally healthy and well managed, not to mention attractively priced.

However, after good performance, we trimmed back the position, not wanting to be overexposed in the run up to a potentially contentious presidential election. Our neutral stance is still largely in place, yet we will examine an increased weighting in Brazilian stocks should now-president Lula da Silva continue to show that he is prepared to embrace fiscal responsibility in order to reign in the country's burden of excessive debt.

As for individual stocks, we gained sound performance with our holdings in Sasol, a South African producer of synthetic fuels. Within this market, we also benefited from our position in Aspen Pharmacare Holdings, a somewhat small business that has been largely overlooked by the brokerage community, but a company that we believe has attractive future return potential as a leading generic drug manufacturer.

The Fund holds two stocks engaged in the mining of platinum and palladium. These minerals are of long-term interest, owing in large part to the vital role they play in the development of automobile catalytic converters, and also due to their producers' inability to significantly increase global supply should demand rise over time. Both Impala Platinum Holdings of South Africa and MMC Norilsk Nickel of Russia performed well during the year. We believe these two companies have promising futures.

Securities that detracted from the Fund's performance during the period included two small Argentine investments, electric utility Central Puerto and TGS, a company that delivers roughly 60% of Argentina's natural gas. Both stocks were caught in the Argentine economic crisis, which we believe could have been avoided by correct and decisive government action. We have since liquidated our position in TGS.

Events in the Middle East impacted Israeli equities like Bank Hapoalim, one of the country's largest banking concerns. In the Far East, we failed to take full advantage of the strong rise in the South Korean market in the early part of the period, due to our skepticism about recovery of that nation's banking sector. Later in the period, however, these type of stocks declined in value as investors began to focus on the rise in nonperforming loans that resulted from the banking sector's aggressive credit card marketing.

Outlook
Moving forward, we are optimistic that global economic growth will continue, yet at a rate not likely to match the strong expansion of the 1990s. We also believe that emerging market stocks will provide investors with unique opportunities for total return through dividends and capital appreciation. We add that the conservative approach we apply to the identification and acquisition of stocks appears well-suited to the equity environment we envision for the future, in which growth rates will be more in line with historical norms and volatility ever a concern for investor portfolios.

Delaware Emerging Markets Fund
Top 10 Country Allocation
As of November 30, 2002
                                                             Percentage
Country                                                     of Net Assets
-------------------------------------------------------------------------
1. South Africa                                                17.25%
-------------------------------------------------------------------------
2. South Korea                                                 11.15%
-------------------------------------------------------------------------
3. Brazil                                                       8.40%
-------------------------------------------------------------------------
4. China                                                        8.04%
-------------------------------------------------------------------------
5. Mexico                                                       6.68%
-------------------------------------------------------------------------
6. India                                                        6.45%
-------------------------------------------------------------------------
7. Russia                                                       5.54%
-------------------------------------------------------------------------
8. Taiwan                                                       5.36%
-------------------------------------------------------------------------
9. Thailand                                                     4.41%
-------------------------------------------------------------------------
10. Hong Kong                                                   2.75%
-------------------------------------------------------------------------

Portfolio                            Delaware International Small Cap Value Fund
  MANAGEMENT REVIEW                  December 10, 2002


Fund Managers
Clive A. Gillmore
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Gavin A. Hall
Senior Portfolio Manager
Delaware International Advisers Ltd.

The Fund's Results
Your Fund performed well during the first six months of its fiscal year, owing to generally rising equity prices. Unfortunately, the global markets were unkind to investors for much of 2002, and the Fund's performance was accordingly impacted. For the fiscal year ended November 30, 2002, the Fund's total return was -13.23% (Class A shares at net asset value with distributions reinvested). In contrast, the Fund's two benchmark indexes, the MSCI EAFE and the SSB World ex. U.S. Extended Market Index, were down -12.21% and -5.82%, respectively. The Fund's peers, as measured by the Lipper International Small Cap Class Funds Average, declined -12.93%.

Portfolio Highlights
As a part of our value-oriented approach, we aim to identify the stocks of quality companies that possess solid fundamentals, such as strong balance sheets and attractive valuations. Our extensive program of examining companies and related enterprises, such as their vendors, helps us to identify stocks that we believe have sound future return potential. We also believe our commitment to extensive research will reward investors over time, given the pricing inefficiencies inherent in the international small-cap stock arena. During the past year, we believe our efforts were rewarded when the markets came to identify the value of several stocks found within the Fund.

During the course of the year, weakness in major markets helped impede the performance of the Fund's diversified mix of stocks from around the globe. In central Europe, the German and Dutch markets were detrimental to overall performance. In Asia, Japanese stocks were under continued pressure, owing to the island nation's ongoing economic problems, including a deflation spiral and a banking system mired in bad loans. Chinese stocks have also been under recent weakness.

As value managers, we look to become opportunistic at times of market weakness. We believe that broad selling pressures can pull down the stocks of well-run companies, allowing us to purchase equities at attractive prices relative to dividends and earnings. We believe that such holdings can offer a measure of downside market protection as well.

We purchased QBE Insurance last autumn after the stock had fallen, and were rewarded with a roughly +20% return. We witnessed strong gains in Bovis Homes Group and Persimmon, two U.K. companies that benefited from recent strength in the housing market. Auto retailer Pendragon, with operations in Europe and the U.S., was up more than +60% during the period.

As noted earlier, weakness in markets around the globe arrested performance. Although the Australian market performed well for the year, our position in Mayne Group experienced downside pressure. TTP Communications, a U.K.-based company, was off -38% for the fiscal year due to a general downdraft in communication-related corporations during 2002.

Retailer Hugo Boss fell significantly during the period, detracting from performance as well. We maintained our Hugo Boss position, as we felt the German company's strong branding, key personnel changes, and improvements in reporting had offered it stability and enhanced its long-term prospects. Lastly, South China Morning Post (Holdings) lost -15% on the year due to general cuts in advertising that are typical of recessions and their ensuing periods of recovery.

================================================================================
DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
PORTFOLIO CHARACTERISTICS
As of November 30, 2002
--------------------------------------------------------------------------------
Beta*                                                                      0.78
--------------------------------------------------------------------------------
Average Price-to-Earnings Ratio**                                          11.1
--------------------------------------------------------------------------------
Median Market Capitalization                                       $389 million
--------------------------------------------------------------------------------
Portfolio Turnover                                                          24%
--------------------------------------------------------------------------------
 *Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the market. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call/Thomson Financial.
================================================================================

Outlook
We believe that global economic prospects are more promising than some doom and gloom reports suggest. Without question, there are reasons for optimism in many of our markets. We believe the problems in Japan will gradually be solved, particularly as a new breed of managers and entrepreneurs are continuing to assert themselves in that economy. Germany, though it must still come to grips with some major structural problems such as its restrictive labor policies, still possesses one of the most advanced and capable work forces in the world. In France, President Chirac has advanced several economic measures that should bode well for its economy, as with the push for lower personal tax rates.

We add that the lack of investment coverage of smaller stock markets around the globe continues to create attractive investment opportunities. We continue to be committed to our value-oriented style, and to the research necessary to exploit pricing inefficiencies in these highly opportunistic markets.

Delaware International Small Cap Value Fund
Top 10 Country Allocation
As of November 30, 2002

                                                             Percentage
Country                                                     of Net Assets
-------------------------------------------------------------------------
1. United Kingdom                                              31.76%
-------------------------------------------------------------------------
2. Japan                                                       11.97%
-------------------------------------------------------------------------
3. China                                                       11.27%
-------------------------------------------------------------------------
4. France                                                      10.50%
-------------------------------------------------------------------------
5. Germany                                                      8.71%
-------------------------------------------------------------------------
6. Ireland                                                      4.20%
-------------------------------------------------------------------------
7. Australia                                                    3.68%
-------------------------------------------------------------------------
8. Singapore                                                    3.64%
-------------------------------------------------------------------------
9. Netherlands                                                  3.39%
-------------------------------------------------------------------------
10. New Zealand                                                 3.23%
-------------------------------------------------------------------------

New
  AT DELAWARE

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                            graphic omitted                 DELAWARE
  It's almost               edelivery logo                  e.delivery
     TAX TIME AGAIN                                         ONLINE, ALL THE TIME

Delaware Investments will once again offer instant data entry for tax information. If you use TurboTax(R) to complete your tax returns, you will be able to automatically retrieve your Form 1099-DIV information from Delaware Investments and have your computer enter it directly into your tax return. It's fast and convenient.

Instant data entry is available only to shareholders who have registered for online Account Access and who use TurboTax(R) software to complete their tax returns.

This year, shareholders registered for online Account Access will also get free access to the TurboTax(R) Tax Center. This comprehensive site includes tax tips and helpful information about deductions and completing your tax returns as well as access to IRS forms and publications.

GET READY FOR TAX SEASON. REGISTER FOR ACCOUNT ACCESS TODAY!

Visit www.delawareinvestments.com, select Individual Investor, and click Account Access. If you have questions or need assistance, call the Shareholder Service Center at 800 523-1918 Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.

================================================================================

Delaware
  INTERNATIONAL VALUE EQUITY FUND

Fund Basics
As of November 30, 2002
-------------------------------------------------
Fund Objective:
The Fund seeks long-term growth without
undue risk to principal.
-------------------------------------------------
Total Fund Net Assets:
$182.24 million
-------------------------------------------------
Number of Holdings:
54
-------------------------------------------------
Fund Start Date:
October 31, 1991
-------------------------------------------------
Your Fund Managers:
Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior
Portfolio Manager at Hill Samuel Investment
Management Ltd.

Nigel G. May is a graduate of Sidney Sussex
College, Cambridge. He joined Delaware in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. Mr. May had previously been with Hill Samuel Investment Management Ltd. for five years.

Emma R. E. Lewis joined Delaware in 1995. Prior to working at Delaware, she was an analyst at Fuji Investment Management in London. Before that, she was employed in private-client investment management at ABN Bank. She graduated from Pembroke College, Oxford. At Delaware, she follows markets in the Pacific Basin.

-------------------------------------------------
Nasdaq Symbols:
Class A  DEGIX
Class B  DEIEX
Class C  DEGCX

Fund Performance
Average Annual Total Returns

Through November 30, 2002                  Lifetime    10 Years    Five Years   One Year
----------------------------------------------------------------------------------------
Class A (Est. 10/31/91)
Excluding Sales Charge                      +5.33%      +6.32%       -0.21%      -7.55%
Including Sales Charge                      +4.77%      +5.69%       -1.38%     -12.84%
----------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge                      +2.29%                   -0.91%       -8.16%
Including Sales Charge                      +2.29%                   -1.26%      -11.73%
----------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                      +2.68%                   -0.91%       -8.25%
Including Sales Charge                      +2.68%                   -0.91%       -9.14%
----------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime (since 10/31/91), 10-year, five-year, and one-year periods ended November 30, 2002 for Delaware International Value Equity Fund's Institutional Class shares were +5.61%, +6.63%, +0.07%, and -7.29%, respectively. Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charge, but not the asset-based distribution charge of Class A shares.

An expense limitation was in effect for all classes of Delaware International Value Equity Fund during the periods included in the lifetime and 10-year total return numbers shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEQIX

Performance of a $10,000 Investment
November 30, 1992 through November 30, 2002

                  Delaware International
                  Value Equity Fund Class
                         A Shares              MSCI EAFEC Index
                  -----------------------      ----------------
     30-Nov-92            $9,425                   $10,000
     30-Nov-93           $11,600                   $12,463
     30-Nov-94           $12,671                   $14,351
     30-Nov-95           $13,706                   $15,485
     30-Nov-96           $17,024                   $17,357
     30-Nov-97           $17,581                   $17,335
     30-Nov-98           $19,118                   $20,243
     30-Nov-99           $20,451                   $24,581
     30-Nov-00           $20,528                   $22,256
     30-Nov-01           $18,818                   $18,056
     30-Nov-02           $17,397                   $15,851

Chart assumes $10,000 invested on November 30, 1992 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged composite of international stocks in Europe, Australasia, and the Far East. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  EMERGING MARKETS FUND

Fund Basics
As of November 30, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$15.40 million
--------------------------------------------------------------------------------
Number of Holdings:
68
--------------------------------------------------------------------------------
Fund Start Date:
June 10, 1996
--------------------------------------------------------------------------------
Your Fund Managers:
Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Management Ltd.

Robert Akester is a graduate of University College, London. Mr. Akester joined Delaware in 1996 and has more than 30 years of investment experience. His most recent position prior to joining Delaware International was as a Director of Hill Samuel Investment Management Ltd. where he had responsibility for significant overseas clients and Far Eastern markets. Mr. Akester is an Associate of the Institute of Adversaries.

Ormala Krishnan received a BSc (Mathematics) from the National University of Singapore and an MSc (Actuarial Science) from City University, London. Before joining Delaware International in 2000, she was an investment consultant with William M. Mercer, London. In 1993, she began her investment career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in
1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for Japan, Thailand, and Indonesia equity markets.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DEMAX
Class B  DEMBX
Class C  DEMCX

Fund Performance
Average Annual Total Returns
Through November 30, 2002                Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 6/10/96)
Excluding Sales Charge                    -3.06%      -4.49%       +6.62%
Including Sales Charge                    -3.94%      -5.61%       +0.52%
--------------------------------------------------------------------------------
Class B (Est. 6/10/96)
Excluding Sales Charge                    -3.75%      -5.18%       +5.90%
Including Sales Charge                    -3.75%      -5.57%       +1.90%
--------------------------------------------------------------------------------
Class C (Est. 6/10/96)
Excluding Sales Charge                    -3.77%      -5.21%       +5.75%
Including Sales Charge                    -3.77%      -5.21%       +4.75%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year, and one-year periods ended November 30, 2002 for Delaware Emerging Markets Fund's Institutional Class shares were -2.78%, -4.25%, and +6.88%, respectively. Institutional Class shares were first made available on June 10, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Emerging Markets Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEMIX

Performance of a $10,000 Investment
June 10, 1996 (Fund's inception) through November 30, 2002


                     Delaware Emerging         MSCI Emerging
                    Markets Fund Class A        Markets Free
                          Shares                   Index
                  -----------------------      ----------------
     30-Jun-96            $9,472                   $10,000
     30-Nov-96            $9,397                   $ 9,538
     30-Nov-97            $9,696                   $ 8,272
     30-Nov-98            $6,626                   $ 6,418
     30-Nov-99            $8,266                   $ 9,337
     30-Nov-00            $6,879                   $ 7,131
     30-Nov-01            $7,229                   $ 6,605
     30-Nov-02            $7,708                   $ 6,932

Chart assumes $10,000 invested on June 10, 1996, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the MSCI Emerging Markets Free (EMF) Index at that month's end, June 30, 1996. After June 30, 1996, returns plotted on the chart were as of the last day of each month shown. The MSCI EMF Index is an unmanaged index of stocks in the world's emerging markets regions. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  INTERNATIONAL SMALL CAP VALUE FUND

Fund Basics
As of November 30, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$10.98 million
--------------------------------------------------------------------------------
Number of Holdings:
77
--------------------------------------------------------------------------------
Fund Start Date:
December 19, 1997
--------------------------------------------------------------------------------
Your Fund Managers:
Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Management Ltd.

Gavin A. Hall joined Delaware in 1991. He began his investment career with Barings Investment Management Ltd., after attending Dulwich College. He previously was a Portfolio Manager and Research Analyst at Hill Samuel Investment Management Ltd.

--------------------------------------------------------------------------------
Nasdaq symbols:
Class A  DABAX
Class B  DABBX
Class C  DABCX

Fund Performance
Average Annual Total Returns
Through November 30, 2002                               Lifetime   One Year
--------------------------------------------------------------------------------
Class A (Est. 12/19/97)
Excluding Sales Charge                                   +0.69%     -13.23%
Including Sales Charge                                   -0.51%     -18.20%
--------------------------------------------------------------------------------
Class B (Est. 9/28/01)
Excluding Sales Charge                                   -6.74%     -13.95%
Including Sales Charge                                   -9.25%     -17.30%
--------------------------------------------------------------------------------
Class C (Est. 9/28/01)
Excluding Sales Charge                                   -6.74%     -13.95%
Including Sales Charge                                   -6.74%     -14.79%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%. Prior to September 21, 2001, the distributor waived the 12b-1 fees from the Fund's inception and were limited to 0.25% since that time. Performance would have been lower had the 12b-1 fees not been waived.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended November 30, 2002 for Delaware International Small Cap Value Fund's Institutional Class shares were +0.74% and -13.03%, respectively. Institutional Class shares were first made available on December 19, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware International Small Cap Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DABIX

Performance of a $10,000 Investment
December 19, 1997 (Fund's inception) through November 30, 2002

                   Delaware International                              Salomon Smith Barney
                    Small Cap Value Fund                              World ex-U.S. Extended
                       Class A Shares           MSCI EAFE Index           Market Index
                  -----------------------       ---------------       ----------------------
     30-Dec-97           $ 9,425                   $10,000                   $10,000
     30-Nov-98           $ 9,979                   $11,574                   $10,950
     30-Nov-99           $12,249                   $14,054                   $12,991
     30-Nov-00           $11,597                   $12,725                   $11,914
     30-Nov-01           $11,239                   $10,324                   $10,455
     30-Nov-02           $ 9,752                   $ 9,063                    $9,846

The chart assumes $10,000 invested on December 19, 1997 and includes the effect of a 5.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. All performance as of September 21, 2001 reflects an asset-based distribution charge of up to 0.30% of total net assets. The chart also assumes $10,000 invested in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index and the Salomon Smith Barney (SSB) World ex. U.S. Extended Market Index at that month's end, December 31, 1997. After December 31, 1997, returns plotted on the chart were as of the last day of each month shown. The MSCI EAFE Index is an unmanaged composite of international stocks in Europe, Australasia, and the Far East. The Salomon Smith Barney (SSB) World ex. U.S. Extended Market Index is an unmanaged composite of primarily smaller company stocks from developed foreign countries. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statements                              Delaware International Value Equity Fund
  OF NET ASSETS                         November 30, 2002


                                                       Number of      Market
                                                        Shares     Value (U.S.$)

Common Stock - 95.66%
Australia - 12.51%
  Amcor                                                 954,286     $  4,393,037
  Coles Myer                                            438,859        1,618,687
 *CSR                                                   497,376        1,745,168
  Foster's Group                                      1,872,576        4,898,891
  National Australia Bank                               284,892        5,237,981
  Orica                                                 247,101        1,444,101
  Telstra                                             1,348,546        3,459,827
                                                                    ------------
                                                                      22,797,692
                                                                    ------------
Belgium - 1.52%
  Electrabel                                             11,731        2,760,983
                                                                    ------------
                                                                       2,760,983
                                                                    ------------
Finland - 1.29%
  UPM-Kymmene Oyj                                        64,941        2,352,088
                                                                    ------------
                                                                       2,352,088
                                                                    ------------
France - 8.35%
 *Alcatel                                               170,697          976,355
  Compagnie de Saint-Gobain                             121,508        3,670,824
  Societe Generale                                       97,917        5,513,007
  Total Fina Elf - Class B                               37,659        5,061,020
                                                                    ------------
                                                                      15,221,206
                                                                    ------------
Germany - 5.58%
  Bayer                                                 144,491        3,320,219
  Bayerische Hypo-Und Vereinsbank                       167,913        2,781,074
  RWE                                                   142,982        4,060,705
                                                                    ------------
                                                                      10,161,998
                                                                    ------------
Hong Kong - 4.13%
  Hong Kong Electric                                    656,500        2,567,528
  Jardine Matheson Holdings                             353,887        2,123,322
  Wharf Holdings                                      1,340,514        2,827,599
                                                                    ------------
                                                                       7,518,449
                                                                    ------------
Italy - 2.46%
  IntesaBci                                           2,055,750        4,488,681
                                                                    ------------
                                                                       4,488,681
                                                                    ------------
Japan - 13.24%
  Canon                                                 181,000        6,899,318
  Eisai                                                 151,200        3,116,190
  Hitachi                                               616,000        2,619,565
 *Kinki Coca-Cola Bottling                              107,000          694,323
  Matsushita Electric Industrial                        292,000        2,995,911
+*Millea Holdings                                           195        1,500,918
  Murata Manufacturing                                   92,500        4,311,105
  West Japan Railway                                        563        1,994,384
                                                                    ------------
                                                                      24,131,714
                                                                    ------------
Netherlands - 7.39%
  ING Groep                                             193,939        3,694,434
  Reed Elsevier                                         290,250        3,594,641
  Royal Dutch Petroleum                                 140,122        6,138,575
 +Univar                                                  8,785           44,568
                                                                    ------------
                                                                      13,472,218
                                                                    ------------

                                                       Number of      Market
                                                        Shares     Value (U.S.$)

Common Stock (continued)
New Zealand - 2.07%
  Carter Holt Harvey                                    415,114      $   354,106
 *Telecom Corporation of New Zealand                  1,417,212        3,414,695
                                                                     -----------
                                                                       3,768,801
                                                                     -----------
Singapore - 0.99%
  Overseas Chinese Banking                              319,000        1,806,035
                                                                     -----------
                                                                       1,806,035
                                                                     -----------
South Africa - 2.02%
  Sanlam                                              1,670,458        1,532,208
  Sasol                                                 184,793        2,153,836
                                                                     -----------
                                                                       3,686,044
                                                                     -----------
South Korea - 1.42%
  POSCO ADR                                             100,263        2,589,793
                                                                     -----------
                                                                       2,589,793
                                                                     -----------
Spain - 7.18%
  Banco Santander Central
  Hispanoamericano                                      508,342        3,640,847
 *Endesa                                                 55,398          656,326
 *Iberdrola                                             256,751        3,325,348
 +Telefonica                                            536,600        5,465,937
                                                                     -----------
                                                                      13,088,458
                                                                     -----------
United Kingdom - 25.51%
  Bass                                                  591,225        5,188,496
  BG Group                                            1,114,882        4,198,110
  Boots                                                 630,238        5,628,933
  Brambles Industries                                   655,450        1,509,423
 +British Airways                                       988,258        2,529,565
  Cable & Wireless                                      468,500          599,591
  GKN                                                   531,645        1,970,898
  GlaxoSmithKline                                       301,085        5,640,600
  GUS                                                   559,546        5,119,443
  HBOS                                                  511,047        5,538,492
Lloyds TSB Group                                        508,286        4,298,504
  Rio Tinto                                             210,065        4,268,806
                                                                     -----------
                                                                      46,490,861
                                                                     -----------
Total Common Stock
  (cost $193,635,852)                                                174,335,021
                                                                     -----------

                                                       Principal
                                                        Amount

Repurchase Agreements -- 3.57%
  With BNP Paribas 1.32% 12/2/02
    (dated 11/29/02, collateralized
    by $508,000 U.S. Treasury Notes
    4.25% due 11/15/03, market
    value $522,380, $875,000
    U.S. Treasury Notes 3.00% due
    11/30/03, market value $900,846,
    and $726,000 U.S. Treasury Bonds
    12.00% due 5/15/05,
    market value $898,245)                           $2,275,000        2,275,000

Statements                              Delaware International Value Equity Fund
  OF NET ASSETS (CONTINUED)


                                                       Principal      Market
                                                        Amount     Value (U.S.$)

Repurchase Agreements (continued)
  With J. P. Morgan Securities 1.30%
    12/2/02 (dated 11/29/02,
    collateralized by $2,004,000
    U.S. Treasury Bills due 4/3/03,
    market value $1,995,677)                         $1,951,000    $  1,951,000
  With UBS Warburg 1.33% 12/2/02
    (dated 11/29/02, collateralized by
    $2,266,000 U.S. Treasury Notes
    3.00% due 1/31/04,
    market value $2,325,241)                          2,274,000       2,274,000
                                                                   ------------
Total Repurchase Agreements
  (cost $6,500,000)                                                   6,500,000
                                                                   ------------

Total Market Value of Securities - 99.23%
  (cost $200,135,852)                                               180,835,021
Receivables and Other Assets
  Net of Liabilities - 0.77%                                          1,401,423
                                                                   ------------
Net Assets Applicable to 16,550,309
  Shares Outstanding - 100.00%                                     $182,236,444
                                                                   ============

Net Asset Value - Delaware International
  Value Equity Fund Class A
  ($88,499,096/8,031,929 Shares)                                         $11.02
                                                                         ------
Net Asset Value - Delaware International
  Value Equity Fund Class B
  ($24,005,674/2,196,697 Shares)                                         $10.93
                                                                         ------
Net Asset Value - Delaware International
  Value Equity Fund Class C
  ($13,604,459/1,246,463 Shares)                                         $10.91
                                                                         ------
Net Asset Value - Delaware International
  Value Equity Fund Institutional Class
  ($56,127,215/5,075,220 Shares)                                         $11.06
                                                                         ------


Components of Net Assets at November 30, 2002:
Shares of beneficial interest
  (unlimited authorization - no par)                               $194,535,314
Undistributed net investment income**                                 1,418,590
Accumulated net realized gain on investments                          5,582,226
Net unrealized depreciation of investments
  and foreign currencies                                            (19,299,686)
                                                                   ------------
Total net assets                                                   $182,236,444
                                                                   ============

+Non-income producing security for the year ended November 30, 2002.
*Security is partially or fully on loan.
 Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

Abbreviation
ADR - American Depositary Receipts

Net Asset Value and Offering Price per Share -
Delaware International Value Equity Fund
Net asset value Class A (A)                                              $11.02
Sales charge (5.75% of offering price, or
  6.08% of amount invested per share) (B)                                  0.67
                                                                         ------
Offering price                                                           $11.69
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statements                                       Delaware Emerging Markets Fund
  OF NET ASSETS (CONTINUED)                      November 30, 2002


                                                       Number of      Market
                                                        Shares     Value (U.S.$)

Common Stock - 92.50%
Argentina - 0.04%
  +Central Puerto - Class B                                33,735     $    6,631
                                                                      ----------
                                                                           6,631
                                                                      ----------
Brazil - 8.40%
   Aracruz Celulose ADR                                    18,025        306,425
   Brasil Telecom                                         500,657          1,550
   Cia Vale do Rio Doce ADR                                10,700        288,686
   Empresa Brasiliera de Aeronautica ADR                   13,185        192,765
   Gerdau Metalurgica                                  24,020,000        315,437
   Petroleo Brasileiro Petrobras                           14,843        180,883
  +Rossi Residential GDR                                   24,800          6,118
                                                                      ----------
                                                                       1,291,864
                                                                      ----------
Chile - 2.55%
   AFP Provida ADR                                         12,295        281,555
   Empresa Nacional de Electricidad ADR                    14,490        110,414
                                                                      ----------
                                                                         391,969
                                                                      ----------
China - 8.04%
   Beijing Capital International Airport                  948,000        209,082
   Guangshen Railway                                    1,504,000        256,496
   Yanzhou Coal Mining - Class H                        1,062,000        384,701
   Zhejiang Expressway                                  1,116,000        386,375
                                                                      ----------
                                                                       1,236,654
                                                                      ----------
Croatia - 2.16%
   Pliva d.d. GDR                                          22,834        332,920
                                                                      ----------
                                                                         332,920
                                                                      ----------
Czech Republic - 1.56%
   CEZ                                                     81,256        240,874
                                                                      ----------
                                                                         240,874
                                                                      ----------
Egypt - 1.14%
   Mobinil - Egyptian Mobile Netork                        26,623        175,284
                                                                      ----------
                                                                         175,284
                                                                      ----------
Estonia - 2.52%
   Eesti Telekom GDR                                        3,067         54,439
 ++Eesti Telekom GDR 144A                                   8,329        148,142
   Hansabank                                               12,587        185,060
                                                                      ----------
                                                                         387,641
                                                                      ----------
Hong Kong - 2.75%
   Chaoda Modern Agriculture                            1,688,000        294,369
   China Rare Earth Holdings                            1,148,000        129,540
                                                                      ----------
                                                                         423,909
                                                                      ----------
Hungary - 1.64%
 ++Gedeon Richter GDR 144A                                  2,068        113,793
   OTP Bank                                                14,812        139,455
                                                                      ----------
                                                                         253,248
                                                                      ----------
India - 6.45%
   GAIL India GDR                                          11,192         92,334
+++GAIL India GDR 144A                                     32,039        267,799
   ICICI Bank ADR                                          40,603        243,618

                                                       Number of      Market
                                                        Shares     Value (U.S.$)

Common Stock (continued)
India (continued)
  Mahanagar Telephone Nigam ADR                           58,420       $ 237,769
  Videsh Sanchar Nigam ADR                                36,017         151,271
                                                                       ---------
                                                                         992,791
                                                                       ---------
Indonesia - 1.92%
  Astra Agro Lestari Tbk                               1,026,500         142,927
  HM Sampoerna Tbk                                       433,000         153,136
                                                                       ---------
                                                                         296,063
                                                                       ---------
Israel - 0.91%
 +Bank Hapoalim                                           87,685         138,470
 +Koor Industries                                            168           2,314
                                                                       ---------
                                                                         140,784
                                                                       ---------
Malaysia - 2.03%
  Petronas Dagangan Berhad                                94,000         134,816
 +PLUS Expressways Berhad                                332,000         178,231
                                                                       ---------
                                                                         313,047
                                                                       ---------
Mexico - 6.68%
  Cemex de C.V                                            75,227         351,193
  Grupo Continental                                      125,900         186,974
  Grupo Elektra de C.V                                    57,160         158,496
  Telefonos de Mexico de C.V. ADR                         10,300         332,072
                                                                       ---------
                                                                       1,028,735
                                                                       ---------
Russia - 5.54%
  LUKOIL ADR                                               3,972         264,256
  MMC Norilsk Nickel ADR                                  14,700         307,230
  OAO Gazprom ADR                                          4,200          52,710
++OAO Gazprom ADR 144A                                     6,044          75,852
  YUKOS ADR                                                1,136         153,644
                                                                       ---------
                                                                         853,692
                                                                       ---------
South Africa - 17.25%
  ABSA Group                                              60,542         235,192
  African Bank Investments                               385,766         245,606
  Aspen Pharmacare Holdings                              280,913         224,319
  Impala Platinum Holdings                                 5,973         364,815
  Kumba Resources                                         97,027         361,955
  Nampak                                                 118,130         194,399
  Network Healthcare Holdings                            640,383         212,840
 +Profurn                                                 34,788          16,893
  Sanlam                                                 279,487         256,356
  Sappi                                                   11,450         149,504
  Sasol                                                   33,700         392,787
                                                                       ---------
                                                                       2,654,666
                                                                       ---------
South Korea - 11.15%
  Hyundai Motor                                           11,450         332,488
++Korea Tobacco & Ginseng GDR 144A                        40,798         312,105
  KT ADR                                                  14,859         320,211
  POSCO                                                    3,900         401,696
  Samsung Electronics                                      1,090         348,980
                                                                       ---------
                                                                       1,715,480
                                                                       ---------

Statements                                       Delaware Emerging Markets Fund
  OF NET ASSETS (CONTINUED)


                                                       Number of      Market
                                                        Shares     Value (U.S.$)
Common Stock (continued)
Taiwan - 5.36%
   China Steel GDR                                        19,965     $   222,610
   President Chain Store                                 138,012         211,991
  +United Microelectronics ADR                            24,904         113,064
  +Yageo GDR                                             153,929         240,129
+++Yageo GDR 144A                                         24,165          37,697
                                                                     -----------
                                                                         825,491
                                                                     -----------
Thailand - 4.41%
   Electricity Generating PCL                            330,900         285,291
   Hana Microelectronics                                  97,200         156,432
   PTT PCL                                               266,600         237,516
                                                                     -----------
                                                                         679,239
                                                                     -----------
Total Common Stock (cost $15,013,819)                                 14,240,982
                                                                     -----------

                                                        Principal
                                                          Amount
Repurchase Agreements - 3.72%
  With BNP Paribas 1.32% 12/2/02
    (dated 11/29/02, collateralized by
    $44,800 U.S. Treasury Notes 4.25%
    due 11/15/03, market value $46,050,
    $77,100 U.S. Treasury Notes
    3.00% due 11/30/03, market value
    $79,413, and $64,000 U.S. Treasury
    Bonds 12.00% due 5/15/05,
    market value $79,184)                               $200,500         200,500
  With J. P. Morgan Securities 1.30%
    12/2/02 (dated 11/29/02,
    collateralized by $176,000 U.S.
    Treasury Bills due 4/3/03,
    market value $175,927)                               172,000         172,000
  With UBS Warburg 1.33% 12/2/02
    (dated 11/29/02, collateralized
    by $199,800 U.S. Treasury Notes
    3.00% due 1/31/04,
    market value $204,979)                               200,500         200,500
                                                                     -----------
Total Repurchase Agreements
  (cost $573,000)                                                        573,000
                                                                     -----------

Total Market Value of Securities - 96.22%
  (cost $15,586,819)                                                  14,813,982
Receivables and Other Assets
  Net of Liabilities - 3.78%                                             582,131
                                                                     -----------
Net Assets Applicable to 2,136,875
  Shares Outstanding - 100.00%                                       $15,396,113
                                                                     ===========

Net Asset Value - Delaware Emerging Markets
  Fund Class A ($8,201,720/1,133,582 Shares)                              $7.24
                                                                          -----
Net Asset Value - Delaware Emerging Markets
  Fund Class B ($3,049,992/428,421 Shares)                                $7.12
                                                                          -----
Net Asset Value - Delaware Emerging Markets
  Fund Class C ($1,390,941/195,625 Shares)                                $7.11
                                                                          -----
Net Asset Value - Delaware Emerging Markets
  Fund Institutional Class
  ($2,753,460/379,247 Shares)                                             $7.26
                                                                          -----

Components of Net Assets at November 30, 2002:
Shares of beneficial interest
  (unlimited authorization - no par)                                $23,049,736
Undistributed net investment income*                                    308,225
Accumulated net realized loss on investments                         (7,187,677)
Net unrealized depreciation of investments
  and foreign currencies                                               (774,171)
                                                                    -----------
Total net assets                                                    $15,396,113
                                                                    ===========

 *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 +Non-income producing security for the year ended November 30,
  2002.
++Securities exempt from registration under Rule 144A of the Securities Act of 1933.
  See Note 10 in "Notes to Financial Statements."

Summary of Abbreviations
ADR - American Depositary Receipts
GDR - Global Depositary Receipts

Net Asset Value and Offering Price per Share -
Delaware Emerging Markets Fund
Net asset value Class A (A)                                               $7.24
Sales charge (5.75% of offering price, or
  6.08% of amount invested per share) (B)                                  0.44
                                                                          -----
Offering price                                                            $7.68
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statements                          Delaware International Small Cap Value Fund
  OF NET ASSETS (CONTINUED)         November 30, 2002


                                                       Number of      Market
                                                        Shares     Value (U.S.$)

Common Stock - 97.14%
Australia - 3.68%
  Mayne Group                                             96,009       $ 170,322
  QBE Insurance                                           51,986         233,480
                                                                       ---------
                                                                         403,802
                                                                       ---------
++China - 11.27%
  Cafe De Coral Holdings                                 290,000         189,648
  Cosco Pacific                                          368,000         290,204
  Hung Hing Printing Group                               274,000         174,793
  JCG Holdings                                           230,000         113,545
  SmarTone Telecommunications
  Holdings                                               339,500         393,976
  South China Morning Post (Holdings)                    168,000          74,859
                                                                       ---------
                                                                       1,237,025
                                                                       ---------
Denmark - 0.58%
  Bang & Olufsen Holdings - Class B                        2,928          63,540
                                                                       ---------
                                                                          63,540
                                                                       ---------
Finland - 0.65%
  Huhtamaki Van Leer Oyj                                   6,376          58,668
  Talentum                                                 4,034          12,239
                                                                       ---------
                                                                          70,907
                                                                       ---------
France - 10.50%
  Boiron                                                   1,586         122,270
  Carbone Lorraine                                         4,259         112,949
 +Egide                                                    2,995          47,609
  Fimalac                                                  3,966         105,810
  Manitou                                                  1,577          85,574
  Mecatherm                                                3,052          75,899
 +Neopost                                                  5,424         151,074
  Nexans                                                   9,575         145,538
  Norbert Dentressangle                                    4,121          84,898
  Remy Cointreau                                           7,466         221,318
                                                                       ---------
                                                                       1,152,939
                                                                       ---------
Germany - 8.71%
  Bilfinger Berger                                         9,352         155,824
  Boewe Systec                                             6,505         122,946
  Buderus                                                  6,070         136,462
  Hugo Boss                                               11,603         116,575
  Jenoptik                                                13,641         154,691
  Ludwig Beck AM Rathauseck                               14,817         106,417
  Rhoen-Klinikum                                           2,270          82,420
 +Suess Microtec                                          18,150          53,261
  Zapf Creation                                            1,112          27,709
                                                                       ---------
                                                                         956,305
                                                                       ---------
Ireland - 4.20%
  Fyffes                                                  95,000         126,632
 +Icon ADR                                                10,152         236,541
  Kingspan Group                                          53,874          97,536
                                                                       ---------
                                                                         460,709
                                                                       ---------
Japan - 11.97%
  Arcland Sakamoto                                        11,000         126,597
  Aronkasei                                               40,000         101,212

                                                       Number of      Market
                                                        Shares     Value (U.S.$)

Common Stock (continued)
Japan (continued)
  Daitec                                                   1,400       $  10,627
  Fancl                                                    4,400         139,346
  Hamamatsu Photonics                                     11,600         208,301
  Kayaba Industry                                         76,000         153,842
  Miyachi Technos                                         18,200         103,987
  Nagawa                                                  31,000          97,417
  Otsuka Kagu                                              5,700         100,029
  Saizeriya                                               11,100         144,962
  Takara Printing                                         30,500         128,209
                                                                       ---------
                                                                       1,314,529
                                                                       ---------
Netherlands - 3.39%
  Athlon Groep                                            12,837         119,012
  ICT Automatisering                                      11,198          75,747
 +Qiagen                                                  14,419          95,096
  Stork                                                    5,587          33,735
  United Services Group                                    3,954          47,986
                                                                       ---------
                                                                         371,576
                                                                       ---------
New Zealand - 3.23%
  Restaurant Brands New Zealand                          237,529         175,367
  The Warehouse Group                                     50,493         179,090
                                                                       ---------
                                                                         354,457
                                                                       ---------
Norway - 0.37%
 +Nera                                                    30,913          40,100
                                                                       ---------
                                                                          40,100
                                                                       ---------
Singapore - 3.64%
 +Mobileone (Asia)                                       101,000          75,480
  Singapore Airport Terminal Services                    193,000         180,292
  SMRT                                                   422,000         143,351
                                                                       ---------
                                                                         399,123
                                                                       ---------
Spain - 1.70%
  Aldeasa                                                 12,738         186,139
                                                                       ---------
                                                                         186,139
                                                                       ---------
Switzerland - 1.49%
  Lindt & Spruengli                                           29         163,240
                                                                       ---------
                                                                         163,240
                                                                       ---------
United Kingdom - 31.76%
  Arriva                                                  27,943         124,351
  Body Shop International                                208,523         259,569
  Bovis Homes Group                                       18,726         105,333
  Bulmer (H.P.) Holdings                                  24,002          41,269
  Cobham                                                  12,856         213,542
  Fuller Smith & Turner                                   29,740         198,984
 +Generics Group                                          16,446           2,239
  Glynwed International                                   37,934         121,592
  IMI                                                     61,650         264,040
  Laird Group                                             47,988         113,871
  Northern Foods                                         103,330         270,917
  Pendragon                                               47,300         224,844
  Pennon Group                                            19,033         178,433
  Persimmon                                               28,734         185,323

Statements                          Delaware International Small Cap Value Fund
  OF NET ASSETS (CONTINUED)


                                                     Number of        Market
                                                      Shares       Value (U.S.$)

Common Stock (continued)
United Kingdom (continued)
  PizzaExpress                                         49,080         $  226,433
  Rexam                                                27,935            167,456
  Selfridges                                           62,265            270,792
  Spirax-Sarco Engineering                             29,380            178,290
  TT Group                                             64,043            125,560
 +TTP Communications                                  185,330            214,838
                                                                      ----------
                                                                       3,487,676
                                                                      ----------
Total Common Stock
  (cost $13,281,033)                                                  10,662,067
                                                                      ----------

                                                      Principal
                                                       Amount
Repurchase Agreements - 3.04 %
  With BNP Paribas 1.32%
    12/2/02 (dated 11/29/02, collateralized
    by $26,100 U.S. Treasury Notes
    4.25% due 11/15/03, market value
    $26,842, $45,000 U.S. Treasury
    Notes 3.00% due 11/30/03, market
    value $46,290, and $37,300 U.S.
    Treasury Bonds 12.00% due
    5/15/05, market value $46,156)                   $116,900           116,900
  With J. P. Morgan Securities 1.30%
    12/2/02 (dated 11/29/02,
    collateralized by $103,000
    U.S. Treasury Bills due 4/3/03,
    market value $102,547)                            100,200           100,200
  With UBS Warburg 1.33% 12/2/02
    (dated 11/29/02, collateralized
    by $116,500 U.S. Treasury Notes
    3.00% due 1/31/04,
    market value $119,482)                            116,900           116,900
                                                                    -----------
Total Repurchase Agreements
  (cost $334,000)                                                       334,000
                                                                    -----------

Total Market Value of Securities - 100.18%
  (cost $13,615,033)                                                 10,996,067
Liabilities Net of Receivables
  and Other Assets - (0.18%)                                            (19,477)
                                                                    -----------
Net Assets Applicable to 1,758,957
  Shares Outstanding - 100.00%                                      $10,976,590
                                                                    ===========

Net Asset Value - Delaware International
  Small Cap Value Fund Class A
  ($4,839,306/774,842 Shares)                                             $6.25
                                                                          -----
Net Asset Value - Delaware International
  Small Cap Value Fund Class B
  ($2,928,949/471,849 Shares)                                             $6.21
                                                                          -----
Net Asset Value - Delaware International
  Small Cap Value Fund Class C
  ($94,637/15,241 Shares)                                                 $6.21
                                                                          -----
Net Asset Value - Delaware International
  Small Cap Value Fund Institutional Class
  ($3,113,698/497,025 Shares)                                             $6.26
                                                                          -----

Components of Net Assets at November 30, 2002:
Shares of beneficial interest
  (unlimited authorization - no par)                                $13,789,368
Undistributed net investment income*                                    196,688
Accumulated net realized loss on investments                           (390,516)
Net unrealized depreciation of
  investments and foreign currencies                                 (2,618,950)
                                                                    -----------
Total net assets                                                    $10,976,590
                                                                    ===========

 +Non-income producing security for the year ended November 30, 2002.
++Hong Kong listed securities.
 *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

Abbreviation
ADR - American Depositary Receipts

Net Asset Value and Offering Price per Share -
Delaware International Small Cap Value Fund
Net asset value Class A (A)                                               $6.25
Sales charge (5.75% of offering price, or
  6.08% of amount invested per share) (B)                                  0.38
                                                                          -----
Offering price                                                            $6.63
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statements                                        Delaware International Funds
  OF OPERATIONS                                   Year Ended November 30, 2002

                                                                                                                       Delaware
                                                                                 Delaware           Delaware         International
                                                                           International Value   Emerging Markets      Small Cap
                                                                               Equity Fund            Fund             Value Fund
                                                                           -------------------   ----------------    -------------
Investment Income:
  Dividends                                                                   $  5,553,037           $ 648,051        $  398,421
  Foreign tax withheld                                                            (560,705)            (31,277)          (41,703)
  Interest                                                                          87,106              10,431             9,027
  Security lending income                                                          112,634                  --                --
                                                                              ------------          ----------       -----------
                                                                                 5,192,072             627,205           365,745
                                                                              ------------          ----------       -----------

Expenses:
  Management fees                                                                1,537,665             178,066           129,464
  Dividend disbursing and transfer agent fees and expenses                       1,324,399             126,373            28,567
  Distribution expenses-- Class A                                                  230,859              21,322            10,181
  Distribution expenses-- Class B                                                  268,085              31,364            26,486
  Distribution expenses-- Class C                                                  101,541              12,474               993
  Custodian fees                                                                    82,657              18,645             9,175
  Accounting and administration expenses                                            79,508               6,171             4,547
  Reports and statements to shareholders                                           150,103               7,069            25,793
  Registration fees                                                                 48,000              34,561            35,226
  Professional fees                                                                 50,912               3,586             2,835
  Trustees' fees                                                                     8,216               2,526             2,192
  Other                                                                             60,164               5,914             2,952
                                                                              ------------          ----------       -----------
                                                                                 3,942,109             448,071           278,411
  Less expenses absorbed or waived by investment manager                                --            (140,708)         (111,255)
  Less waiver of distribution expenses-- Class A                                        --              (3,554)               --
  Less expenses paid indirectly                                                     (5,513)               (342)             (259)
                                                                              ------------          ----------       -----------
  Total expenses                                                                 3,936,596             303,467           166,897
                                                                              ------------          ----------       -----------
Net Investment Income                                                            1,255,476             323,738           198,848
                                                                              ------------          ----------       -----------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
  Net realized gain (loss) on:
    Investments                                                                  6,728,087          (1,438,910)         (390,516)
    Foreign currencies                                                             168,444              (1,746)             (380)
                                                                              ------------          ----------       -----------
  Net realized gain (loss)                                                       6,896,531          (1,440,656)         (390,896)
                                                                              ------------          ----------       -----------
  Net change in unrealized appreciation/depreciation
    of investments and foreign currencies                                      (18,706,626)          1,903,318        (2,013,450)
                                                                              ------------          ----------       -----------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies  (11,810,095)            462,662        (2,404,346)
                                                                              ------------          ----------       -----------

Net Increase (Decrease) in Net Assets Resulting from Operations               $(10,554,619)         $  786,400       $(2,205,498)
                                                                              ============          ==========       ===========

See accompanying notes

Statements                             Delaware International Value Equity Fund
  OF CHANGES IN NET ASSETS

                                                                                                          Year Ended
                                                                                                   11/30/02         11/30/01
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                         $  1,255,476      $  2,193,502
  Net realized gain on investments and foreign currencies                                          6,896,531         5,012,871
  Net change in unrealized appreciation/depreciation of investments and foreign currencies       (18,706,626)      (23,386,061)
  Net decrease in net assets resulting from operations                                           (10,554,619)      (16,179,688)
                                                                                                ------------      ------------
Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                                         (759,231)         (987,161)
    Class B                                                                                          (81,779)         (177,067)
    Class C                                                                                          (23,635)          (55,699)
    Institutional Class                                                                             (986,265)       (1,270,910)

Net realized gain on investments:
    Class A                                                                                       (1,913,394)      (10,947,511)
    Class B                                                                                         (767,956)       (4,310,680)
    Class C                                                                                         (222,108)       (1,354,434)
    Institutional Class                                                                           (1,887,369)      (11,088,692)
                                                                                                ------------      ------------
                                                                                                  (6,641,737)      (30,192,154)
                                                                                                ------------      ------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                                       77,438,265        76,726,249
    Class B                                                                                        5,677,658         8,818,120
    Class C                                                                                        9,253,865        15,511,814
    Institutional Class                                                                           54,117,592        45,021,622

  Net asset from merger(1):
    Class A                                                                                               --         2,395,923
    Class B                                                                                               --         1,371,385
    Class C                                                                                               --           239,283
    Institutional Class                                                                                   --             6,031

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                        2,541,844        11,152,705
    Class B                                                                                          807,788         4,216,585
    Class C                                                                                          234,915         1,360,388
    Institutional Class                                                                            2,867,739        12,304,805
                                                                                                ------------      ------------
                                                                                                 152,939,666       179,124,910
                                                                                                ------------      ------------
  Cost of shares repurchased:
    Class A                                                                                      (59,835,242)      (76,598,760)
    Class B                                                                                      (10,541,668)       (8,170,058)
    Class C                                                                                       (3,450,917)      (16,415,772)
    Institutional Class                                                                          (71,468,930)      (79,850,063)
                                                                                                ------------      ------------
                                                                                                (145,296,757)     (181,034,653)
                                                                                                ------------      ------------
  Increase (decrease) in net assets derived from capital share transactions                        7,642,909        (1,909,743)
                                                                                                ------------      ------------
Net Decrease in Net Assets                                                                        (9,553,447)      (48,281,585)

Net Assets:
  Beginning of year                                                                              191,789,891       240,071,476
                                                                                                ------------      ------------
  End of year                                                                                   $182,236,444      $191,789,891
                                                                                                ============      ============

(1)See Note 6

See accompanying notes

Statements                                        Delaware Emerging Markets Fund
  OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                           Year Ended
                                                                                                   11/30/02          11/30/01
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                          $   323,738        $  295,283
  Net realized loss on investments and foreign currencies                                         (1,440,656)       (2,881,645)
  Net change in unrealized appreciation/depreciation of investments and foreign currencies         1,903,318         3,075,034
                                                                                                 -----------       -----------
  Net increase in net assets resulting from operations                                               786,400           488,672
                                                                                                 -----------       -----------
Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                                         (116,356)          (23,518)
    Class B                                                                                          (30,882)               --
    Class C                                                                                          (12,026)               --
    Institutional Class                                                                              (48,333)          (15,768)
                                                                                                 -----------       -----------
                                                                                                    (207,597)          (39,286)
                                                                                                 -----------       -----------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                                        6,175,171         4,965,559
    Class B                                                                                          820,107           900,250
    Class C                                                                                          704,367         1,220,918
    Institutional Class                                                                              887,906           698,912

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                          111,616            22,206
    Class B                                                                                           29,013                --
    Class C                                                                                           11,766                --
    Institutional Class                                                                               48,333            15,768
                                                                                                 -----------       -----------
                                                                                                   8,788,279         7,823,613
                                                                                                 -----------       -----------
  Cost of shares repurchased:
    Class A                                                                                       (5,022,034)       (4,822,064)
    Class B                                                                                         (656,455)         (949,634)
    Class C                                                                                         (402,384)       (1,677,978)
    Institutional Class                                                                             (480,849)         (861,570)
                                                                                                 -----------       -----------
                                                                                                  (6,561,722)       (8,311,246)
                                                                                                 -----------       -----------
  Increase (decrease) in net assets derived from capital share transactions                        2,226,557          (487,633)
                                                                                                 -----------       -----------
Net Increase (Decrease) in Net Assets                                                              2,805,360           (38,247)

Net Assets:
  Beginning of year                                                                               12,590,753        12,629,000
                                                                                                 -----------       -----------
  End of year                                                                                    $15,396,113       $12,590,753
                                                                                                 ===========       ===========

See accompanying notes

Statements                          Delaware International Small Cap Value Fund
  OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                            Year Ended
                                                                                                    11/30/02        11/30/01
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                           $  198,848        $   71,650
  Net realized gain (loss) on investments and foreign currencies                                    (390,896)           30,808
  Net change in unrealized appreciation/depreciation of investments and foreign currencies        (2,013,450)         (214,038)
                                                                                                 -----------        ----------
  Net decrease in net assets resulting from operations                                             2,205,498)         (111,580)
                                                                                                 -----------        ----------
Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                                             (775)               --
    Class B                                                                                             (278)               --
    Class C                                                                                              (68)               --
    Institutional Class                                                                              (69,041)          (83,213)

  Net realized gain on investments:
    Class A                                                                                             (376)               (1)
    Class B                                                                                             (150)               --
    Class C                                                                                              (37)               --
    Institutional Class                                                                              (32,348)         (230,606)
                                                                                                 -----------        ----------
                                                                                                    (103,073)         (313,820)
                                                                                                 -----------        ----------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                                        8,006,627            34,341
    Class B                                                                                        4,873,058            16,511
    Class C                                                                                          538,423             4,017
    Institutional Class                                                                                  156                --

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                            1,151                 1
    Class B                                                                                              428                --
    Class C                                                                                              105                --
    Institutional Class                                                                              101,389           313,819
                                                                                                 -----------        ----------
                                                                                                  13,521,337           368,689
                                                                                                 -----------        ----------
  Cost of shares repurchased:
    Class A                                                                                       (2,205,179)               --
    Class B                                                                                       (1,237,656)               --
    Class C                                                                                         (427,865)               --
    Institutional Class                                                                                   --                --
                                                                                                 -----------        ----------
                                                                                                 (3,870,700)                --
                                                                                                 -----------        ----------
  Increase in net assets derived from capital share transactions                                   9,650,637           368,689
                                                                                                 -----------        ----------
Net Increase (Decrease) in Net Assets                                                              7,342,066           (56,711)

Net Assets:
  Beginning of year                                                                                3,634,524         3,691,235
                                                                                                 -----------        ----------
  End of year                                                                                    $10,976,590        $3,634,524
                                                                                                 ===========        ==========

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware International Value Equity Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             11/30/02    11/30/01     11/30/00    11/30/99     11/30/98
Net asset value, beginning of period                          $12.360     $15.690      $16.150     $15.330      $14.650

Income (loss) from investment operations:
Net investment income(1)                                        0.085       0.149        0.162       0.174        0.273
Net realized and unrealized gain (loss) on
  investments and foreign currencies                           (0.992)     (1.191)      (0.080)      0.881        0.957
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (0.907)     (1.042)       0.082       1.055        1.230
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.123)     (0.194)      (0.220)     (0.235)      (0.395)
Net realized gain on investments                               (0.310)     (2.094)      (0.322)         --       (0.155)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.433)     (2.288)      (0.542)     (0.235)      (0.550)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $11.020     $12.360      $15.690     $16.150      $15.330
                                                              =======     =======      =======     =======      =======

Total return(2)                                                (7.55%)     (8.33%)       0.38%       6.97%        8.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $88,499     $76,388      $80,652     $99,671     $122,609
Ratio of expenses to average net assets                         2.13%       1.99%        1.89%       1.86%        1.70%
Ratio of net investment income to average net assets            0.72%       1.12%        1.02%       1.10%        1.80%
Portfolio turnover                                                23%         15%          10%          3%           5%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware International Value Equity Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             11/30/02    11/30/01     11/30/00    11/30/99     11/30/98
Net asset value, beginning of period                          $12.250     $15.570      $16.090     $15.280      $14.560

Income (loss) from investment operations:
Net investment income(1)                                        0.003       0.057        0.051       0.063        0.168
Net realized and unrealized gain (loss) on
  investments and foreign currencies                           (0.980)     (1.197)      (0.079)      0.877        0.962
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (0.977)     (1.140)      (0.028)      0.940        1.130
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.033)     (0.086)      (0.170)     (0.130)      (0.255)
Net realized gain on investments                               (0.310)     (2.094)      (0.322)         --       (0.155)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.343)     (2.180)      (0.492)     (0.130)      (0.410)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $10.930     $12.250      $15.570     $16.090      $15.280
                                                              =======     =======      =======     =======      =======

Total return(2)                                                (8.16%)     (9.04%)      (0.31%)      6.21%        8.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $24,006     $30,956      $32,178     $36,997      $37,775
Ratio of expenses to average net assets                         2.83%       2.69%        2.59%       2.56%        2.40%
Ratio of net investment income to average net assets            0.02%       0.42%        0.32%       0.40%        1.10%
Portfolio turnover                                                23%         15%          10%          3%           5%

(1( The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware International Value Equity Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             11/30/02    11/30/01     11/30/00    11/30/99     11/30/98
Net asset value, beginning of period                          $12.240     $15.560      $16.070     $15.260      $14.540

Income (loss) from investment operations:
Net investment income(1)                                        0.005       0.057        0.051       0.063        0.167
Net realized and unrealized gain (loss) on
  investments and foreign currencies                           (0.992)     (1.197)      (0.069)      0.877        0.963
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (0.987)     (1.140)      (0.018)      0.940        1.130
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.033)     (0.086)      (0.170)     (0.130)      (0.255)
Net realized gain on investments                               (0.310)     (2.094)      (0.322)         --       (0.155)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.343)     (2.180)      (0.492)     (0.130)      (0.410)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $10.910     $12.240      $15.560     $16.070      $15.260
                                                              =======     =======      =======     =======      =======

Total return(2)                                                (8.25%)     (9.04%)      (0.25%)      6.22%        8.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $13,604      $8,657      $10,202     $14,369      $14,076
Ratio of expenses to average net assets                         2.83%       2.69%        2.59%       2.56%        2.40%
Ratio of net investment income to average net assets            0.02%       0.42%        0.32%       0.40%        1.10%
Portfolio turnover                                                23%         15%          10%          3%           5%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                           Delaware International Value Equity Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             11/30/02    11/30/01     11/30/00    11/30/99     11/30/98
Net asset value, beginning of period                          $12.410     $15.760      $16.190     $15.370      $14.720

Income (loss) from investment operations:
Net investment income(1)                                        0.120       0.189        0.210       0.222        0.318
Net realized and unrealized gain (loss) on
  investments and foreign currencies                           (0.998)     (1.205)      (0.078)      0.880        0.962
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (0.878)     (1.016)       0.132       1.102        1.280
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.162)     (0.240)      (0.240)     (0.282)      (0.475)
Net realized gain on investments                               (0.310)     (2.094)      (0.322)         --       (0.155)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.472)     (2.334)      (0.562)     (0.282)      (0.630)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $11.060     $12.410      $15.760     $16.190      $15.370
                                                              =======     =======      =======     =======      =======

Total return(2)                                                (7.29%)     (8.14%)       0.70%       7.26%        9.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $56,127     $75,790     $117,039    $115,009     $164,823
Ratio of expenses to average net assets                         1.83%       1.69%        1.59%       1.56%        1.40%
Ratio of net investment income to average net assets            1.02%       1.42%        1.32%       1.40%        2.10%
Portfolio turnover                                                23%         15%          10%          3%           5%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Emerging Markets Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             11/30/02    11/30/01     11/30/00    11/30/99     11/30/98
Net asset value, beginning of period                           $6.920      $6.600       $8.050      $6.530      $10.200

Income (loss) from investment operations:
Net investment income(1)                                        0.181       0.170        0.107       0.081        0.129
Net realized and unrealized gain (loss) on
  investments and foreign currencies                            0.269       0.176       (1.437)      1.509       (3.174)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.450       0.346       (1.330)      1.590       (3.045)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.130)     (0.026)      (0.120)     (0.070)      (0.020)
Net realized gain on investments                                   --          --           --          --       (0.605)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.130)     (0.026)      (0.120)     (0.070)      (0.625)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                 $7.240      $6.920       $6.600      $8.050       $6.530
                                                              =======     =======      =======     =======      =======

Total return(2)                                                 6.62%       5.09%      (16.78%)     24.74%      (31.66%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $8,202      $6,605       $6,242      $7,815       $5,584
Ratio of expenses to average net assets                         1.95%       1.95%        1.95%       1.95%        1.96%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.99%       2.73%        2.85%       2.99%        3.91%
Ratio of net investment income to average net assets            2.46%       2.39%        1.28%       1.15%        1.58%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly      1.42%       1.61%        0.38%       0.11%       (0.37%)
Portfolio turnover                                                33%         36%          31%         17%          47%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and the distributor. Performance would have been lower had the expense limitation and waiver not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Emerging Markets Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             11/30/02    11/30/01     11/30/00    11/30/99     11/30/98
Net asset value, beginning of period                           $6.800      $6.520       $7.960      $6.440      $10.110

Income (loss) from investment operations:
Net investment income(1)                                        0.126       0.117        0.045       0.029        0.070
Net realized and unrealized gain (loss) on
  investments and foreign currencies                            0.271       0.163       (1.415)      1.501       (3.135)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.397       0.280       (1.370)      1.530       (3.065)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.077)         --       (0.070)     (0.010)          --
Net realized gain on investments                                   --          --           --          --       (0.605)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.077)         --       (0.070)     (0.010)      (0.605)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                 $7.120      $6.800       $6.520      $7.960       $6.440
                                                              =======     =======      =======     =======      =======

Total return(2)                                                 5.90%       4.29%      (17.44%)     23.81%      (32.11%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,050      $2,763       $2,715      $3,671       $2,528
Ratio of expenses to average net assets                         2.70%       2.70%        2.70%       2.70%        2.70%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      3.69%       3.43%        3.55%       3.69%        4.61%
Ratio of net investment income to average net assets            1.71%       1.64%        0.53%       0.40%        0.84%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly      0.72%       0.91%       (0.32%)     (0.59%)      (1.07%)
Portfolio turnover                                                33%         36%          31%         17%          47%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Emerging Markets Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             11/30/02    11/30/01     11/30/00    11/30/99     11/30/98
Net asset value, beginning of period                           $6.800      $6.510       $7.950      $6.430      $10.110

Income (loss) from investment operations:
Net investment income(1)                                        0.126       0.117        0.045       0.029        0.068
Net realized and unrealized gain (loss) on
  investments and foreign currencies                            0.261       0.173       (1.415)      1.501       (3.143)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.387       0.290       (1.370)      1.530       (3.075)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.077)         --       (0.070)     (0.010)          --
Net realized gain on investments                                   --          --           --          --       (0.605)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.077)         --       (0.070)     (0.010)      (0.605)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                 $7.110      $6.800       $6.510      $7.950       $6.430
                                                              =======     =======      =======     =======      =======

Total return(2)                                                 5.75%       4.46%      (17.46%)     23.85%      (32.21%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,391      $1,041       $1,443      $1,565         $884
Ratio of expenses to average net assets                         2.70%       2.70%        2.70%       2.70%        2.70%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      3.69%       3.43%        3.55%       3.69%        4.61%
Ratio of net investment income to average net assets            1.71%       1.64%        0.53%       0.40%        0.84%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly      0.72%       0.91%       (0.32%)     (0.59%)      (1.07%)
Portfolio turnover                                                33%         36%          31%         17%          47%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware Emerging Markets Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             11/30/02    11/30/01     11/30/00    11/30/99     11/30/98
Net asset value, beginning of period                           $6.940      $6.630       $8.080      $6.550      $10.250

Income (loss) from investment operations:
Net investment income(1)                                        0.199       0.188        0.128       0.099        0.151
Net realized and unrealized gain (loss) on
  investments and foreign currencies                            0.269       0.169       (1.438)      1.521       (3.191)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.468       0.357       (1.310)      1.620       (3.040)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.148)     (0.047)      (0.140)     (0.090)      (0.055)
Net realized gain on investments                                   --          --           --          --       (0.605)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.148)     (0.047)      (0.140)     (0.090)      (0.660)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                 $7.260      $6.940       $6.630      $8.080       $6.550
                                                              =======     =======      =======     =======      =======

Total return(2)                                                 6.88%       5.40%      (16.65%)     25.24%      (31.55%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,753      $2,182       $2,229      $2,791       $1,117
Ratio of expenses to average net assets                         1.70%       1.70%        1.70%       1.70%        1.70%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.69%       2.43%        2.55%       2.69%        3.61%
Ratio of net investment income to average net assets            2.71%       2.64%        1.53%       1.40%        1.84%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly      1.72%       1.91%        0.68%       0.41%       (0.07%)
Portfolio turnover                                                33%         36%          31%         17%          47%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                Delaware International Small Cap Value Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             12/19/97(1)
                                                                              Year Ended                          to
                                                             11/30/02    11/30/01     11/30/00    11/30/99     11/30/98
Net asset value, beginning of period                           $7.410      $8.340      $10.730      $9.000       $8.500

Income (loss) from investment operations:
Net investment income(2)                                        0.143       0.146        0.209       0.168        0.191
Net realized and unrealized gain (loss) on
  investments and foreign currencies                           (1.098)     (0.367)      (0.727)      1.817        0.309
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (0.955)     (0.221)      (0.518)      1.985        0.500
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.138)     (0.188)      (0.140)     (0.180)          --
Net realized gain on investments                               (0.067)     (0.521)      (1.732)     (0.075)          --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.205)     (0.709)      (1.872)     (0.255)          --
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                 $6.250      $7.410       $8.340     $10.730       $9.000
                                                              =======     =======      =======     =======      =======

Total return(3)                                               (13.23%)     (3.09%)      (5.32%)     22.74%        5.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $4,839         $35           --          --           --
Ratio of expenses to average net assets                         1.50%       1.29%        1.25%       1.25%        1.25%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.57%       3.67%        1.77%       1.82%        2.30%
Ratio of net investment income to average net assets            2.03%       1.87%        2.45%       1.71%        2.25%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly      0.96%      (0.51%)       1.93%       1.14%        1.20%
Portfolio turnover                                                24%         20%          22%         96%           4%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                Delaware International         Delaware International
                                                            Small Cap Value Fund Class B     Small Cap Value Fund Class C
-------------------------------------------------------------------------------------------------------------------------
                                                                Year         9/28/01(1)          Year         9/28/01(1)
                                                               Ended             to              Ended            to
                                                              11/30/02        11/30/01         11/30/02        11/30/01
Net asset value, beginning of period                           $7.410          $6.920           $7.410          $6.920

Income (loss) from investment operations:
Net investment income (loss)(2)                                 0.091          (0.003)           0.089          (0.003)
Net realized and unrealized gain (loss) on
  investments and foreign currencies                           (1.100)          0.493           (1.098)          0.493
                                                               ------          ------           ------          ------
Total from investment operations                               (1.009)          0.490           (1.009)          0.490
                                                               ------          ------           ------          ------

Less dividends and distributions from:
Net investment income                                          (0.124)             --           (0.124)             --
Net realized gain on investments                               (0.067)             --           (0.067)             --
                                                               ------          ------           ------          ------
Total dividends and distributions                              (0.191)             --           (0.191)             --
                                                               ------          ------           ------          ------

Net asset value, end of period                                 $6.210          $7.410           $6.210          $7.410
                                                               ======          ======           ======          ======

Total return(3)                                               (13.95%)          7.08%          (13.95%)          7.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,929             $17              $95              $4
Ratio of expenses to average net assets                         2.25%           2.25%            2.25%           2.25%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      3.32%          13.55%            3.32%          13.55%
Ratio of net investment income (loss) to average net assets     1.28%          (0.03%)           1.28%          (0.03%)
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly      0.21%         (11.33%)           0.21%         (11.33%)
Portfolio turnover                                                24%             20%              24%             20%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                        Delaware International Small Cap Value Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                                            12/19/97(1)
                                                                              Year Ended                          to
                                                             11/30/02    11/30/01     11/30/00    11/30/99     11/30/98
Net asset value, beginning of period                           $7.410      $8.340      $10.730     $ 9.000       $8.500

Income (loss) from investment operations:
Net investment income(2)                                        0.161       0.149        0.209       0.168        0.191
Net realized and unrealized gain (loss) on
  investments and foreign currencies                           (1.101)     (0.370)      (0.727)      1.817        0.309
                                                               ------      ------      -------     -------       ------
Total from investment operations                               (0.940)     (0.221)      (0.518)      1.985        0.500
                                                               ------      ------      -------     -------       ------

Less dividends and distributions from:
Net investment income                                          (0.143)     (0.188)      (0.140)     (0.180)          --
Net realized gain on investments                               (0.067)     (0.521)      (1.732)     (0.075)          --
                                                               ------      ------      -------     -------       ------
Total dividends and distributions                              (0.210)     (0.709)      (1.872)     (0.255)          --
                                                               ------      ------      -------     -------       ------

Net asset value, end of period                                 $6.260      $7.410       $8.340     $10.730       $9.000
                                                               ======      ======       ======     =======       ======

Total return(3)                                               (13.03%)     (3.09%)      (5.32%)     22.74%        5.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,114      $3,579       $3,691      $3,900       $3,175
Ratio of expenses to average net assets                         1.25%       1.25%        1.25%       1.25%        1.25%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.32%       3.42%        1.52%       1.57%        2.05%
Ratio of net investment income to average net assets            2.28%       1.91%        2.45%       1.71%        2.25%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly      1.21%      (0.26%)       2.18%       1.39%        1.45%
Portfolio turnover                                                24%         20%          22%         96%           4%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                             Delaware International Funds
  TO FINANCIAL STATEMENTS                         November 30, 2002

Delaware Group Global & International Funds (the "Trust") is organized as a Delaware business trust and offers three series: Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund (each, a "Fund" or collectively, the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Prior to November 18, 2002, the Class B contingent deferred sales charge declined from 5% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of Delaware International Value Equity Fund is to seek long-term growth without undue risk to principal.

The investment objective of Delaware Emerging Markets Fund is to seek long-term capital appreciation.

The investment objective of Delaware International Small Cap Value Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before each Fund is valued. If on a particular day a security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Funds' understanding of the applicable country's tax rules and rates. Each Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best

Notes                                             Delaware International Funds
  TO FINANCIAL STATEMENTS (CONTINUED)

1. Significant Accounting Policies (continued) execution. In addition, each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the year ended November 30, 2002 were as follows:

                                                   Delaware International        Delaware Emerging    Delaware International
                                                     Value Equity Fund             Markets Fund        Small Cap Value Fund
Commission reimbursements                                $4,374                        $342                    $249
Earnings credits                                          1,139                          --                      10

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, each Fund pays Delaware International Advisers Ltd. (DIAL), the investment manager, an annual fee based on its average daily net assets.

Following are the management fees as a percentage of average daily net assets:

                                                   Delaware International        Delaware Emerging    Delaware International
                                                     Value Equity Fund             Markets Fund        Small Cap Value Fund
On the first $500 million                                 0.85%                       1.25%                   1.25%
On the next $500 million                                  0.80%                       1.20%                   1.20%
On the next $1.5 billion                                  0.75%                       1.15%                   1.15%
In excess of $2.5 billion                                 0.70%                       1.10%                   1.10%

DIAL has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specified percentages of average daily net assets through January 31, 2003 as shown below.

                                                    Delaware Emerging          Delaware International
                                                       Markets Fund             Small Cap Value Fund
                                                          1.70%                       1.25%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On November 30, 2002, the Fund had receivables from or liabilities payable to affiliates as follows:

                                                   Delaware International        Delaware Emerging    Delaware International
                                                     Value Equity Fund             Markets Fund        Small Cap Value Fund
Investment management fees payable to DIAL            ($123,419)                    ($9,584)                 $   --
Dividend disbursing, transfer agent, accounting
  fees and other expenses payable to DSC               (103,508)                    (13,660)                 (1,937)
Other expenses payable to DIAL and affiliates            (5,503)                     (2,335)                   (248)
Receivables from DIAL under the
  expense limitation agreement                               --                          --                   5,044

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected to waive its fees through January 31, 2003 in order to prevent distribution fees of Class A shares of the Delaware Emerging Markets Fund from exceeding 0.25% of the average daily net assets. The Board of Trustees has set the fee for the Delaware International Small Cap Value Fund at an annual rate of 0.25% of the Class A shares average daily net assets. No distribution fees are paid by the Institutional Class.

For the year ended November 30, 2002, DDLP earned commissions on sales of the Class A shares for each Fund as follows:

                                                   Delaware International        Delaware Emerging    Delaware International
                                                     Value Equity Fund             Markets Fund        Small Cap Value Fund
                                                        $22,927                      $3,065                  $4,014

Certain officers of DIAL, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

Notes                                             Delaware International Funds
  TO FINANCIAL STATEMENTS (CONTINUED)

3. Investments
For the year ended November 30, 2002, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                   Delaware International        Delaware Emerging    Delaware International
                                                     Value Equity Fund             Markets Fund        Small Cap Value Fund
Purchases                                             $44,052,059                   $6,155,404             $11,890,249
Sales                                                  41,141,211                    4,474,252               2,237,409

At November 30, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                   Delaware International        Delaware Emerging    Delaware International
                                                     Value Equity Fund             Markets Fund        Small Cap Value Fund
Cost of investments                                  $201,123,533                   $15,749,200            $13,615,033
                                                     ============                   ===========            ===========
Aggregate unrealized appreciation                    $ 18,044,941                   $ 1,759,781            $   477,482
Aggregate unrealized depreciation                     (38,333,453)                   (2,694,999)            (3,096,448)
                                                     ------------                   -----------            -----------
Net unrealized depreciation                          $(20,288,512)                  $  (935,218)           $(2,618,966)
                                                     ============                   ===========            ===========

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2002 and 2001 was as follows:

                                                        Ordinary                    Long-Term
                                                         Income                    Capital Gain               Total
Year ended November 30, 2002:
Delaware International Value Equity Fund               $1,897,381                    $4,744,356             $6,641,737
Delaware Emerging Markets Fund                            207,597                            --                207,597
Delaware International Small Cap Value Fund               103,073                            --                103,073

                                                        Ordinary                    Long-Term
                                                         Income                    Capital Gain                Total
Year ended November 30, 2001:
Delaware International Value Equity Fund               $3,099,366                   $27,092,788            $30,192,154
Delaware Emerging Markets Fund                             39,286                            --                 39,286
Delaware International Small Cap Value Fund               174,836                       138,984                313,820

As of November 30, 2002, the components of net assets on a tax basis were as follows:

                                                   Delaware International        Delaware Emerging    Delaware International
                                                     Value Equity Fund             Markets Fund        Small Cap Value Fund
Shares of beneficial interest                        $194,535,314                   $23,049,736            $13,789,367
Undistributed ordinary income                           1,437,728                       336,825                196,576
Undistributed long-term capital gain                    6,551,403                            --                     --
Capital loss carryfowards                                      --                    (7,053,921)              (390,516)
Unrealized depreciation of investments
  and foreign currencies                              (20,288,001)                     (936,527)            (2,618,837)
                                                     ------------                   -----------            -----------
Net Assets                                           $182,236,444                   $15,396,113            $10,976,590
                                                     ============                   ===========            ===========

Notes                                             Delaware International Funds
  TO FINANCIAL STATEMENTS (CONTINUED)

4. Dividend and Distribution Information (continued)
For federal income tax purposes, certain Funds had accumulated capital losses as of November 30, 2002, which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:

                                                   Delaware Emerging          Delaware International
Year of expiration                                   Markets Fund             Small Cap Value Fund
2006                                                   $1,188,491                   $     --
2007                                                      829,325                         --
2008                                                      595,273                         --
2009                                                    2,973,904                         --
2010                                                    1,466,928                    390,516
                                                       ----------                   --------
Total                                                  $7,053,921                   $390,516
                                                       ==========                   ========

5. Capital Shares
Transactions in capital shares were as follows:

                                                          Delaware International    Delaware Emerging      Delaware International
                                                            Value Equity Fund          Markets Fund          Small Cap Value Fund

                                                                Year Ended              Year Ended               Year Ended
                                                         11/30/02      11/30/01     11/30/02    11/30/01     11/30/02    11/30/01
Shares sold:
  Class A                                               6,753,005     5,791,113      849,261     686,686    1,077,492       4,687
  Class B                                                 493,175       685,410      108,792     124,805      653,915       2,241
  Class C                                                 809,309     1,152,250       97,001     172,381       79,958         550
  Institutional Class                                   4,662,545     3,329,601      119,530      95,254           --          --

Shares sold from merger(1):
  Class A                                                      --       181,323           --          --           --          --
  Class B                                                      --       104,300           --          --           --          --
  Class C                                                      --        18,237           --          --           --          --
  Institutional Class                                          --           455           --          --           --          --

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                                 216,881       797,761       16,390       3,266          161          --
  Class B                                                  69,042       302,048        4,298          --           60          --
  Class C                                                  20,095        97,589        1,746          --           15          --
  Institutional Class                                     244,479       878,287        7,087       2,319       14,220      40,182
                                                      -----------    ----------   ----------   ---------    ---------      ------
                                                       13,268,531    13,338,374    1,204,105   1,084,711    1,825,821      47,660
                                                      -----------    ----------   ----------   ---------    ---------      ------
Shares repurchased:
  Class A                                              (5,119,331)   (5,727,666)    (687,033)   (680,201)    (307,499)         --
  Class B                                                (891,522)     (632,140)     (90,664)   (135,210)    (184,367)         --
  Class C                                                (290,168)   (1,216,686)     (56,346)   (240,709)     (65,282)         --
  Institutional Class                                  (5,939,218)   (5,527,592)     (61,785)   (119,301)          --          --
                                                      -----------    ----------   ----------   ---------    ---------      ------
                                                      (12,240,239)  (13,104,084)    (895,828) (1,175,421)    (557,148)         --
                                                      -----------    ----------   ----------   ---------    ---------      ------
Net increase (decrease)                                 1,028,292      (234,290)     308,277     (90,710)   1,268,673      47,660
                                                      ===========    ==========   ==========   =========    =========      ======

(1) See footnote 6.

Notes                                             Delaware International Funds
  TO FINANCIAL STATEMENTS (CONTINUED)

5. Capital Shares (continued)
For the years ended November 30, 2002, the following shares and value converted from Class B to Class A:

Year ended November 30, 2002:                  Class B Shares       Class A Shares               Value
Delaware International Value Equity Fund           2,947                2,930                   $33,255
Delaware Emerging Markets Fund                       104                  103                       708

The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Fund Merger
Effective August 27, 2001, the Delaware International Value Equity Fund acquired all of the assets and assumed all of the liabilities of Delaware Group Advisor Funds, Inc. -- Delaware Overseas Equity Fund, an open-end investment company, pursuant to a Plan and Agreement of Reorganization (the "Reorganization"). The shareholders of the Delaware Overseas Equity Fund received shares of the respective class of Delaware International Value Equity Fund equal to the aggregate net asset value of their shares prior to the Reorganization based on the net asset value per share of the respective classes of Delaware International Value Equity Fund.

The Reorganization was treated as a non-taxable event and accordingly the Delaware International Value Equity Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized depreciation and accumulated realized losses of the Delaware Overseas Equity Fund as of the close of business on August 24, 2001 were as follows:

                                                      Net Unrealized        Accumulated Net
                                    Net Assets         Depreciation         Realized Losses
Delaware Overseas Equity            $4,012,622          $(74,135)             $(609,379)

The net assets of the Delaware International Value Equity Fund prior to the Reorganization were $196,789,168.

7. Lines of Credit
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of November 30, 2002, or at any time during the year.

8. Foreign Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Notes                                             Delaware International Funds
  TO FINANCIAL STATEMENTS (CONTINUED)

8. Foreign Exchange Contracts (continued)
The following forward foreign currency exchange contracts were outstanding at November 30, 2002:

Delaware International Value Equity Fund:

                                             Value of
Contracts to                                 Contract          Settlement          Unrealized
  Deliver            In Exchange For       at 11/30/02            Date            Appreciation
------------         ---------------       -----------         ----------         ------------
  103,840               $103,300            $103,289            12/2/02               $11

European Monetary Units

Delaware Emerging Markets Fund:

                                             Value of
Contracts to                                 Contract          Settlement          Unrealized
  Deliver            In Exchange For       at 11/30/02            Date            Appreciation
------------         ---------------       -----------         ----------         ------------
   61,933                $61,580             $61,605            12/2/02              $(28)

European Monetary Units

Delaware International Small Cap Value Fund:

                                             Value of
Contracts to                                 Contract          Settlement          Unrealized
  Deliver            In Exchange For       at 11/30/02            Date            Appreciation
------------         ---------------       -----------         ----------         ------------
5,038,901                $41,255             $41,133            12/2/02              $122
Japanese Yen
  134,653                $76,473             $76,239           12/04/02              $234
Singapore Dollars

9. Securities Lending
Delaware International Value Equity Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase Bank. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at November 30, 2002 was $9,331,859 and $9,865,839, respectively.

10. Market and Credit Risk
Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or, for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

With the exception of the Delaware International Value Equity Fund, each Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Delaware International Value Equity Fund may invest up to 10% in such securities. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Notes                                             Delaware International Funds
  TO FINANCIAL STATEMENTS (CONTINUED)

11. Industry Allocation
As of November 30, 2002, each Fund's investment securities classified by type of business were as follows:

                                                   Delaware International        Delaware Emerging    Delaware International
Industry (as a percentage of net assets)              Value Equity Fund             Markets Fund        Small Cap Value Fund
Aerospace & Defense                                           --                      1.25%                  1.94%
Airlines                                                   1.38%                         --                     --
Automobiles & Auto Parts                                   1.08%                      2.16%                  9.40%
Banking                                                   18.73%                      4.59%                     --
Buildings & Materials                                      2.95%                      2.32%                  5.87%
Chemicals                                                  3.78%                      3.69%                     --
Computers & Technology                                        --                         --                  1.76%
Consumer Durables                                          1.63%                         --                  0.58%
Consumer Non-Durables                                         --                         --                  1.27%
Containers & Packaging                                     2.40%                      1.26%                     --
Electronics                                               12.62%                      4.02%                  7.24%
Energy                                                        --                      1.90%                     --
Financial Services                                         4.74%                      4.95%                  3.15%
Food, Beverage & Tobacco                                   7.00%                      8.47%                 16.73%
Healthcare & Pharmaceuticals                               4.78%                      5.74%                  6.42%
Hotels, Restaurants & Leisure                              2.83%                         --                     --
Industrial Materials                                       0.82%                      1.81%                  4.52%
Insurance                                                  1.66%                      1.67%                     --
Media                                                      1.96%                         --                  1.23%
Metals & Mining                                            3.74%                     15.27%                     --
Multi-Industry                                                --                         --                  2.37%
Paper & Forest Products                                    1.47%                      1.99%                  4.28%
Retail                                                     2.79%                      1.14%                 13.21%
Shipping & Containers                                         --                         --                  2.64%
Telecommunication Services                                 7.59%                      9.25%                  7.01%
Textiles, Apparel & Luxury Items                              --                         --                  1.06%
Transportation                                             1.09%                      6.70%                  4.84%
Utilities                                                 10.62%                     14.32%                  1.62%
                                                          ------                     ------                 ------
Total                                                     95.66%                     92.50%                 97.14%
                                                          ======                     ======                 ======

12. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2002, each Fund designates distributions paid during the year as follows:

                                                   Delaware International        Delaware Emerging    Delaware International
                                                     Value Equity Fund             Markets Fund        Small Cap Value Fund
(A) Long-Term Capital Gains Distributions (Tax Basis)        72%                         --                    44%
(B) Ordinary Income Distributions (Tax Basis)                28%                       100%                    56%
    Total Distributions (Tax Basis)                         100%                       100%                   100%
(C) Qualifying Dividends(1)                                   --                         --                     --

(A) and (B) are based on a percentage of each Fund's total distributions.
(C) is based on a percentage of ordinary income of the Fund.
(1) Qualifying dividends represents dividends which qualify for the corporate dividends received deduction.

Notes                                             Delaware International Funds
  TO FINANCIAL STATEMENTS (CONTINUED)

12. Tax Information (Unaudited) (continued)
The amount per share of income from the foreign taxes paid to each country are listed in the following schedule.

Delaware International Value Equity Fund:

                                         Gross Dividend  Foreign Taxes
Country                                    Per Share     Paid Per Share

Australia                                   $0.0500         $0.0012
Belgium                                      0.0000          0.0000
Brazil                                       0.0001          0.0000
Croatia                                      0.0001          0.0000
Finland                                      0.0050          0.0007
France                                       0.0338          0.0051
Germany                                      0.0288          0.0043
Hong Kong                                    0.0182          0.0000
India                                        0.0006          0.0000
Italy                                        0.0048          0.0007
Japan                                        0.0107          0.0016
Netherlands                                  0.0257          0.0039
New Zealand                                  0.0104          0.0016
Singapore                                    0.0075          0.0000
South Africa                                 0.0000          0.0000
South Korea                                  0.0001          0.0000
Spain                                        0.0169          0.0025
United Kingdom                               0.1228          0.0123

Delaware Emerging Markets Fund:

                                         Gross Dividend  Foreign Taxes
Country                                    Per Share     Paid Per Share

Brazil                                      $0.0666         $0.0054
Chile                                        0.0062          0.0000
China                                        0.0276          0.0000
Croatia                                      0.0440          0.0000
Czech Republic                               0.0025          0.0003
Egypt                                        0.0106          0.0000
Estonia                                      0.0068          0.0009
Hong Kong                                    0.0024          0.0000
Hungary                                      0.0021          0.0004
India                                        0.0719          0.0012
Israel                                       0.0010          0.0000
Malaysia                                     0.0066          0.0000
Mexico                                       0.0127          0.0000
Russia                                       0.0094          0.0010
South Africa                                 0.0434          0.0000
South Korea                                  0.0055          0.0008
Taiwan                                       0.0063          0.0004
Thailand                                     0.0178          0.0015

Delaware International Small Cap Value Fund:

                                         Gross Dividend  Foreign Taxes
Country                                    Per Share     Paid Per Share

Australia                                   $0.0072         $0.0008
China                                        0.0152          0.0000
Denmark                                      0.0008          0.0001
Finland                                      0.0012          0.0002
France                                       0.0231          0.0034
Germany                                      0.0223          0.0016
Ireland                                      0.0017          0.0001
Italy                                        0.0001          0.0000
Japan                                        0.0121          0.0018
Netherlands                                  0.0159          0.0024
New Zealand                                  0.0113          0.0008
Norway                                       0.0000          0.0000
Singapore                                    0.0086          0.0005
Spain                                        0.0058          0.0009
Switzerland                                  0.0017          0.0003
United Kingdom                               0.0996          0.0100

Report
of independent auditors

To the Shareholders and Board of Trustees
Delaware Group Global & International Funds

We have audited the accompanying statements of net assets of Delaware Group Global & International Funds [comprised of Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund (the "Funds")] as of November 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Delaware Group Global & International Funds at November 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP


Philadelphia, Pennsylvania
January 3, 2003

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,           10 Years -              Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                         at Delaware Investments
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                                 Citadel Constructors, Inc.
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                             Abington Memorial
  Philadelphia, PA                                                                                              Hospital Foundation
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                 President -               89(4)         Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                    Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                        National Gallery of Art               Recoton Corporation
 Philadelphia, PA                                                              (1994 - 1999)
      19103                                                                                                             Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

   Thomas F. Madison             Trustee              9 Years                President/Chief           107       Director - Valmont
   2005 Market Street                                                      Executive Officer -                    Industries, Inc.
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                   Director - ACI
                                                                            and Consulting)                       Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years           Vice President Treasurer -     107             None
   2005 Market Street                                                         3M Corporation
   Philadelphia, PA                                                       (July 1995 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll(5)        Executive Vice          2 Years    President and Chief Executive Officer 107             None
   2005 Market Street         President and                            of Delaware Investments
    Philadelphia, PA             Head of                               (January 2003-Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                        (August 2000 - Present)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Officer         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(5) Effective January 2003, Mr. Driscoll began serving as ehief executive officer of the Fund's manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware Investments
  FAMILY OF FUNDS

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Growth Allocation Portfolio
   Delaware Balanced Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                             Affiliated Officers                         Contact Information
Walter P. Babich                              Jude T. Driscoll                            Investment Manager
Board Chairman                                Chief Executive Officer                     Delaware Management Company
Citadel Constructors, Inc.                    Delaware Management Holdings                Philadelphia, PA
King of Prussia, PA                           Philadelphia, PA
                                                                                          International Affiliate
David K. Downes                               Richelle S. Maestro                         Delaware International Advisers Ltd.
President and Chief Executive Officer         Senior Vice President, Deputy General       London, England
Delaware Investments Family of Funds          Counsel and Secretary
Philadelphia, PA                              Delaware Investments Family of Funds        National Distributor
                                              Philadelphia, PA                            Delaware Distributors, L.P.
John H. Durham                                                                            Philadelphia, PA
Private Investor                              Michael P. Bishof
Gwynedd Valley, PA                            Senior Vice President and Treasurer         Shareholder Servicing, Dividend
                                              Delaware Investments Family of Funds        Disbursing and Transfer Agent
John A. Fry                                   Philadelphia, PA                            Delaware Service Company, Inc.
President                                                                                 2005 Market Street
Franklin & Marshall College                                                               Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                          For Shareholders
Anthony D. Knerr                                                                          800 523-1918
Consultant
Anthony Knerr & Associates                                                                For Securities Dealers and Financial
New York, NY                                                                              Institutions Representatives Only
                                                                                          800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                     Web site
National Gallery of Art                                                                   www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(7084)                                                        Printed in the USA
AR-034 [11/02] VGR 1/03                                                    J8887